SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )

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    ☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

JACK HENRY & ASSOCIATES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JACK HENRY & ASSOCIATES, INC.

663 Highway 60, P.O. Box 807

Monett, Missouri 65708

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF JACK HENRY & ASSOCIATES, INC.:

PLEASE TAKE NOTICE that the 2010 Annual Meeting of Stockholders of Jack Henry & Associates, Inc., a Delaware corporation, will be held in the Company’s Executive Conference Center, lower level (Building J-7) at the Company headquarters, 663 Highway 60, Monett, Missouri, on Tuesday, November 9, 2010, 11:00 a.m., local time, for the following purposes:

(1)

To elect eight (8) directors to serve until the 2011 Annual Meeting of Stockholders;

(2)

To approve certain amendments to the Company’s Restricted Stock Plan;

(3)

To ratify the selection of the Company’s independent registered public accounting firm; and

(4)

To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The close of business on September 20, 2010, has been fixed as the record date for the Annual Meeting. Only stockholders’ of record as of that date will be entitled to notice of and to vote at said meeting and any adjournment or postponement thereof.

The accompanying form of Proxy is solicited by the Board of Directors of the Company. The attached Proxy Statement contains further information with respect to the business to be transacted at the Annual Meeting.

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

/s/ Janet E. Gray

Janet E. Gray

Secretary

Monett, Missouri

October 1, 2010

TABLE OF CONTENTS

Voting

1

Stock Ownership of Certain Stockholders

2

Election of Directors (Proposal 1)

4

Corporate Governance

7

Certain Relationships and Related Transactions

11

Section 16(a) Beneficial Ownership Reporting Compliance

11

Audit Committee Report

12

Executive Officers and Significant Employees

13

Compensation Committee Report

13

Compensation Discussion and Analysis

14

Compensation and Risk

22

Executive Compensation

23

Equity Compensation Plan Information

28

Amendment of the Company’s Restricted Stock Plan (Proposal 2)

29

Ratification of the Selection of the Company’s Independent

Registered Public Accounting Firm (Proposal 3)

32

Stockholder Proposals

34

Cost of Solicitation and Proxies

34

Financial Statements

34

Other Matters

34

        Exhibit A – Amended Restricted Stock Plan

35

JACK HENRY & ASSOCIATES, INC.

663 Highway 60, P.O. Box 807

Monett, Missouri 65708

PROXY STATEMENT

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, November 9, 2010

This Proxy Statement and the enclosed proxy card (the Proxy) are furnished to the stockholders of Jack Henry & Associates, Inc., a Delaware corporation (the Company), in connection with the solicitation of Proxies by the Company’s Board of Directors for use at the 2010 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the Annual Meeting), to be held in the Company’s Executive Conference Center, lower level (Building J-7) at the Company headquarters, 663 Highway 60, Monett, Missouri, at 11:00 a.m., local time, on Tuesday, November 9, 2010. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 2010 Annual Report to Stockholders is expected to commence on or about October 1, 2010.

The Board of Directors does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else proposes to present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the accompanying form of Proxy, or their duly constituted substitutes, acting at the Annual Meeting, will be deemed authorized to vote or otherwise to act thereon in accordance with their judgment on such matters.

If the enclosed Proxy is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Directors are elected by a plurality of the votes cast, in person or by proxy, by stockholders entitled to vote at the annual meeting for that purpose. The approval of the amendments to the Company’s Restricted Stock Plan and the ratification of the selection of the Company’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of Common Stock  present at the Annual Meeting in person or by proxy and entitled to vote.

Any stockholder executing a Proxy retains the power to revoke it at any time prior to the voting of the Proxy. It may be revoked by a stockholder personally appearing at the Annual Meeting and casting a contrary vote, by filing an instrument of revocation with the Secretary of the Company, or by the presentation at the Annual Meeting of a duly executed later dated Proxy.

VOTING

At the 2010 Annual Meeting, Stockholders will consider and vote upon:

(1)

 The election of eight (8) directors;

(2)

 Certain amendments of the Company’s Restricted Stock Plan;

(3)

 The ratification of the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011; and

(4)

 Such other matters as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on September 20, 2010, the record date for the Annual Meeting, are entitled to notice of and to vote at such meeting.

The Company’s authorized capital stock currently consists of 250,000,000 shares of common stock, par value $.01 per share (the Common Stock), and 500,000 shares of preferred stock, par value $1.00 per share (the Preferred Stock). As of September 13, 2010, there were 85,930,525 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. At such date, our executive officers and directors were entitled to vote, or to direct the voting of, shares of Common Stock representing 6.6% of the shares entitled to vote at the 2010 Annual Meeting. Unless otherwise specified, all share numbers and other share data have been adjusted to reflect all prior stock splits.

All shares represented by Proxy and all Proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing such Proxies. If a stockholder does not specify how a Proxy is to be voted, the shares represented thereby will be voted: (1) FOR the election as directors of the eight (8) persons nominated by the Board of Directors; (2) FOR approval of certain amendments to the Company’s Restricted Stock Plan; (3) FOR the ratification of the selection of the Company’s independent registered public accounting firm; and (4) upon other matters that may properly come before the Annual Meeting, in accordance with the discretion of the persons to whom the Proxy is granted.

Each share of our Common Stock outstanding on the record date will be entitled to one vote on each matter. The eight (8) nominees for election as directors who receive the most votes “for” election will be elected. Approval of amendments to the Company’s Restricted Stock Plan and ratification of the selection of the Company’s independent public accounting firm will require an affirmative vote of the majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

For the election of directors, withheld votes do not affect whether a nominee has received sufficient votes to be elected. For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers that do not have discretionary authority to vote on a particular matter and that have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the annual meeting. Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals.

STOCK OWNERSHIP OF CERTAIN STOCKHOLDERS

The following table sets forth information as of September 13, 2010, concerning the equity ownership of (a) those individuals who are known to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of 5% or more of the Company’s Common Stock, (b) the directors, (c) the executive officers named in the Summary Compensation Table and (d) all of our directors and executive officers as a group:

Title of Class	Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Outstanding (1)
$.01 par value Common Stock	BlackRock Inc. 40 East 52nd St New York, NY 10022	5,985,542 (2)	7.1%

	Michael E. Henry	3,429,454 (3)	4.0%
	Jerry D. Hall	925,114 (4)	1.1%
	Tony L. Wormington	627,054 (5)	*
	John F. Prim	435,014 (6)	*
	James J. Ellis	430,000 (7)	*
	Craig R. Curry	141,170 (8)	*
	Kevin D. Williams	133,313 (9)	*
	Wesley A. Brown	103,000 (10)	*
	Mark S. Forbis	23,659 (11)	*
	Marla K. Shepard	26,100 (12)	*
	Matthew C. Flanigan	23,500 (13)	*
	All directors and executive officers as a group (12 persons)	6,297,378 (14)	7.3%

* Less than 1%

(1)

Information is set forth as of September 13, 2010. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted below.With respect to shares held in the Company’s 401(k) Plan (the “Retirement Plan”), a participant has the right to direct the disposition of shares allocated to his account. With respect to restricted shares, the executive officers have sole voting power but have no investment or dispositive power until the restrictions lapse.

(2)

According to a Schedule 13G filed January 29, 2010, BlackRock Inc. has sole voting and dispositive power with respect to 5,985,542 shares.

(3)

Includes 733,447 shares held in the Michael E. Henry Annuity Trust, 2,529 shares allocated to Mr. Henry’s Retirement Plan account, and 189,378 shares held or controlled by his sister Vicki Jo Henry. Mr. Henry may also be deemed to beneficially own 2,304,100 shares held in a living trust and 200,000 shares held by the Henry Family Limited Partnership, both established by his mother, Eddina F. Mackey. Mr. Henry may be deemed to share beneficial ownership in the shares held by Vicki Jo Henry, Eddina F. Mackey Trust and by the Henry Family Limited Partnership because he has been granted proxies to vote such shares.

(4)

Includes 191,882 shares beneficially owned by his wife.

(5)

Includes 50,000 shares that are currently acquirable by exercise of outstanding stock options, 39,683 shares held in the Retirement Plan for Mr. Wormington’s account, and 43,376 restricted shares.

(6)

Includes 275,000 shares that are currently acquirable by exercise of outstanding stock options, 20,906 shares held in the Retirement Plan for Mr. Prim’s account, and 97,054 restricted shares.

(7)

Includes 130,000 shares that are currently acquirable by exercise of outstanding stock options.

(8)

Includes 66,667 shares that are currently acquirable by exercise of outstanding stock options, 54,507 shares beneficially owned by his children and 19,996 shares held in trust for family members for which Mr. Curry serves as trustee.

(9)

Includes 50,000 shares that are currently acquirable by exercise of outstanding stock options, 9,143 shares held in the Retirement Plan for Mr. Williams’ account, and 39,103 restricted shares.

(10) Includes 50,000 shares that are currently acquirable by exercise of outstanding stock options.

(11) Includes 4,050 shares held in the Retirement Plan for Mr. Forbis’ account, and 17,300 restricted shares.

(12) Includes 22,500 shares that are currently acquirable by exercise of outstanding stock options.

(13) Includes 22,500 shares that are currently acquirable by exercise of outstanding stock options.

(14)

Includes 666,667 shares that are currently acquirable under outstanding stock options, 76,311 shares held in the Retirement Plan for the accounts of the executive officers and 196,833 restricted shares held by executive officers.

PROPOSAL 1

ELECTION OF DIRECTORS

Procedure

At the meeting, the stockholders will elect eight (8) directors to hold office for one-year terms ending at the 2011 Annual Meeting of Stockholders or until their successors are elected and qualified. The Board of Directors has nominated the Company’s eight (8) current directors for reelection at the Annual Meeting.

The stockholders are entitled to one vote per share on each matter submitted to vote at any meeting of the Stockholders. Unless contrary instructions are given, the persons named in the enclosed Proxy or their substitutes will vote “FOR” the election of the nominees named below.

Each of the nominees has consented to serve as director. However, if any nominee at the time of election is unable to serve or is otherwise unavailable for election, and as a result other nominees are designated by the Board of Directors, the persons named in the enclosed Proxy or their substitutes intend to vote for the election of such designated nominees.

Director Qualifications and Selection

Under the Company’s Corporate Governance Guidelines, the Governance Committee is charged with the responsibility for determining the appropriate skills and characteristics required of Board members and is to consider such factors as experience, strength of character, maturity of judgment, technical skills, diversity, and age in assessing the needs of the Board. The guidelines specify that a majority of the members shall qualify as independent under applicable NASDAQ listing standards. While the term “diversity” is not specifically defined in the Guidelines and there is no formal policy regarding application of the term, it has been the practice of the Governance Committee to apply the term broadly, resulting in Board composition over the years that has reflected diversity in race, sex and age, as well as diversity in business experience and in representation of the markets served by the Company.

While the Company has a nomination policy by which stockholders may recommend to the Governance Committee that it consider for nomination certain prospective directors (See “Corporate Governance – Nomination Policy,” below), to date no such recommendation has ever been received. If such a recommendation is received in the future, it will be evaluated in the same manner as any other recommendation to the Governance Committee. The Governance Committee nomination process to date has been informal and has consisted of members of the Committee soliciting suggestions of possible candidates from management and other Board members, contacting candidates to determine interest level, in-person interviews to determine “fit”, and background checks, followed by Governance Committee evaluation and nomination.

Nominees for Election

The nominees for re-election as directors of the Company, as well as certain information about them, are as follows:

Name	Position with Company	Director Since
Michael E. Henry	Chairman and Director	1986
Jerry D. Hall	Vice Chairman, Executive Vice President and Director	1977
James J. Ellis	Director	1985
Craig R. Curry	Director	2004
Wesley A. Brown	Director	2005
Matthew C. Flanigan	Director	2007
Marla K. Shepard	Director	2007
John F. Prim	Chief Executive Officer and Director	2007

The following information relating to the Company’s directors and nominees for director, all of whom are United States citizens, is with respect to their principal occupations, business experience and positions during the past five years, as well as the specific experiences, qualifications, attributes and skills that led to the conclusion that they should serve as directors of the Company:

Michael E. Henry, age 49, Chairman of the Board and Director. Mr. Henry, the son of the late founder of the Company and a director since 1986, has served as Chairman of the Board since 1994 and served as Chief Executive Officer from 1994 to 2004. He previously served as Vice Chairman and Senior Vice President from 1993 to 1994. He served as Manager of Research and Development from 1983 to 1993. He joined the Company as an employee in 1979 and formally resigned from his employment in August of 2008. Mr. Henry spent his entire career with the Company in various positions of responsibility and authority, from entry-level programming and installation to managing research and development. As CEO of the Company he managed all operations through a period of explosive growth in which the company grew from 183 employees to over 2,500 and from revenues of $38 million to $467 million. These experiences provide Mr. Henry with extensive knowledge of the Company’s technology, employees and customers and enable him to provide unique leadership and insight into the Company’s strategic direction.

Jerry D. Hall, age 67, Vice Chairman, Executive Vice President and Director. Mr. Hall, a co-founder of the Company, has served as Vice Chairman since 2007 and as Executive Vice President since 1994. He previously served as Chief Executive Officer from 1990 through 1994, as President from 1989 through 1993 and as Vice President-Operations from 1977 through 1988. Prior to joining Jack Henry in the founding of the Company, Mr. Hall was employed as data processing manager of a large manufacturer. He has been a director since the Company’s incorporation in 1977. As the sole remaining founder of the Company and with management and operational experience as CEO, President and in other managerial positions, Mr. Hall brings to the Board deep knowledge of the Company’s history, products and markets.

James J. Ellis, age 76, Director. Mr. Ellis, a director of the Company since 1985, has been Managing Partner of Ellis – Rosier & Associates since 1992. Mr. Ellis served as general manager of MONY Financial Services, Dallas, Texas, from 1979 until his retirement in 1992. Mr. Ellis also serves as a director of Merit Medical Systems, Inc. and previously served as a director of Vanderbilt Energy, both public companies. He has served on the boards of numerous private companies, including Cornerstone Bank of Dallas, The Bank of Texas. First National Bank of Park Cities, Challenger Capital Group, Geniant, Inc., USNetworks, Inc., Sentir, Inc., Dallas Academy,  and Westwood Trust. Mr. Ellis chaired the Board’s Compensation Committee for many years as well as chairing and serving on the Compensation Committees of Merit Medical Systems, First Command Financial Planning and the Dallas Country Club. Mr. Ellis was originally recruited for the Company’s Board soon after the initial public offering because of his experience as a member of a public company Board at Vanderbilt Energy and his background in finance, banking and employee benefits. His 25 years of service as director has given Mr. Ellis broad knowledge of the Company, but he also brings a wealth of other experiences to the Board in executive compensation, sales management and a lifetime of business consultation.

Craig R. Curry, age 49, Director.  Mr. Curry, a director of the Company since March 2004, is Chairman of the Board of Central Bank, Lebanon, Missouri, with which he has been affiliated since 1983. Central Bank is a successful community bank with five facilities and $270 million in assets.  Mr. Curry brings to the Board the perspective and experience of a community banker and long-term user of the Company’s technology, as Central Bank was one of the earliest customers of the Company. Mr. Curry has served in numerous leadership positions in the Missouri Bankers Association, including Board member and Chairman, and has served on a number of committees of the American Bankers Association, including its Education Council, Community Bankers Council, Community Bank Tax Task Force and its Governmental Relations Board.

Wesley A. Brown, age 56, Director. Mr. Brown, a director of the Company since his appointment in 2005, is a co-founder and Managing Director of St. Charles Capital, LLC in Denver, Colorado, where he also served as its first President and Compliance Officer. At St. Charles Capital, Mr. Brown specializes in merger transactions and financings for financial institutions, completing over 125 transactions totaling in excess of $3.5 billion over his career. His connections with and to the community banking industry in the Rocky Mountain Region are extensive, as he has personally negotiated approximately half of all bank and thrift merger transactions that have occurred in Colorado since 1993. Prior to founding St. Charles Capital, he served as Managing Director of McDonald Investments, Inc. (2001-2004) and Executive Vice President of The Wallach Company (1991-2003). In addition to experience with finance and compliance, Mr. Brown brings a deep knowledge of the banking industry to the Board as well as unique insight to the Company’s mergers and acquisitions. Mr. Brown earned a Masters in Business Administration with Honors from the University of Chicago and worked as an investment banker on the original public offering of the Company.

Matthew C. Flanigan, age 48, Director. Mr. Flanigan, a director of the Company since his appointment in 2007, is Senior Vice President, Chief Financial Officer and a director of Leggett & Platt, Incorporated headquartered in Carthage, Missouri. Leggett & Platt is a leading manufacturer of spring components and other products for furniture, bedding, automobiles and other consumer products. Mr. Flanigan was appointed Senior Vice President in 2005 and became Chief Financial Officer in 2003. From 1999 until 2003, he served as President of the Office Furniture and Plastics Components Groups of Leggett & Platt. Prior to joining Leggett & Platt in 1997, Mr. Flanigan was employed in the banking industry for 13 years, the last 10 of which as executive manager for Societe Generale in Dallas, the largest non-U.S. lending institution in the Southwestern United States at that time. Mr. Flanigan brings to our Board expertise in banking and in finance, risk and compliance functions as well a unique perspective coming from his wide experience at a large, global Fortune 500 manufacturer.

Marla K. Shepard, Age 61, Director. Ms. Shepard, a director of the Company since her appointment in 2007, is the President and Chief Executive Officer of California Coast Credit Union of San Diego, California. California Coast is the surviving entity from a merger in 2008 with First Future Credit Union, also of San Diego, California, where Ms. Shepard served as Chief Executive Officer for over 25 years. Ms. Shepard brings to the Board a thorough understanding of the credit union markets we serve, having started in 1972 as a teller at a small credit union. As CEO she led her institution through six merger transactions to become one of the largest credit unions in California, with nearly $2 billion in assets and 24 branches. She has received numerous service and other awards from the California Credit Union League as well as serving as the chair of its Governmental Relations Committee and has served on the Credit Union National Administration’s Risk Oversight Committee. Ms. Shepard also brings to our Board the perspective of a major credit union customer, as her institution has used the Company’s Symitar core software system for over 24 years and utilizes many of our complementary software products and data processing services.

John F. Prim, age 55, Chief Executive Officer and Director. Mr. Prim has served as Chief Executive Officer since July 1, 2004. He served as President from January 2003 to July 2004 and as Chief Operating Officer from July 2001 to January 2003. Mr. Prim joined the Company in 1995 as part of the acquisition of the Liberty division of Broadway & Seymour, Inc. He previously served as General Manager of the Company’s E-Services and OutLink Services Divisions. Mr. Prim has been a director since 2007. Mr. Prim has spent his whole career in our industry, starting as a sales representative for Burroughs Corporation selling products and services to banks and thrifts before joining Broadway & Seymour’s community banking unit in 1985, where he served in a number of positions including National Sales Manager. His broad experience in the industry in both operations and sales, as well as his extensive successful experience in various management roles at Jack Henry & Associates led to his appointment as CEO in 2004, and these same factors informed the decision to nominate him to the Board of Directors in 2007. Mr. Prim earned a Masters in Business Administration degree in 1985 from Queens University in Charlotte, N.C.

Director Independence

Non-employee directors Ellis, Curry, Brown, Flanigan and Shepard qualify as “independent” in accordance with the published listing requirements of NASDAQ. Messrs. Hall and Prim do not qualify as independent because they are employees of the Company. Mr. Henry resigned from his employment with the Company in 2008, and thus does not qualify as “independent” under the NASDAQ rules at this time. The NASDAQ rules have both objective and subjective tests for determining who is an “independent director.”  The objective tests state, for example, that a director is not considered independent if he or she is an employee of the company or is a partner in or executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year. The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Of the non-employee directors, only Mr. Henry is disqualified from “independent” status under the objective tests. In assessing independence under the subjective test, the Board took into account the standards in the objective tests and reviewed additional information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management. Based on all of the foregoing, as required by NASDAQ rules, the Board made a subjective determination as to each of Ms. Shepard and Messrs. Ellis, Curry, Brown and Flanigan that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.

In addition to the Board-level standards for director independence, the directors who serve on the Audit Committee each satisfy standards established by the SEC providing that to qualify as “independent” for the purposes of membership, members of audit committees may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation.

In making its independence determinations, the Board considered transactions occurring since the beginning of its 2008 fiscal year between the Company and entities associated with the independent directors or members of their immediate family. While customer relationships do exist between the Company and the financial institutions led by Mr. Curry and Ms. Shepard, the Board has determined that, because of the amounts involved in relationship to the total revenues of the Company and such institutions, the relationships do not impair the independence of these directors. The Board has also determined that the transactions with such financial institutions were on terms no less favorable to the Company than arrangements with other unaffiliated customers. In all cases and in all years reviewed, the amounts received by the Company from these institutions were less than 1% of the Company’s total revenue for the year. See “Certain Relationships and Related Transactions”, below.

CORPORATE GOVERNANCE

The Company and its businesses are managed under the direction of the Board of Directors. The Board generally meets a minimum of four times during the year, but has complete access to management throughout the year.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines which address the following subjects:

-

The majority of the Board should be independent under relevant NASDAQ standards

-

Independent directors should not be compensated by the Company other than in the form of Director’s fees (including any equity awards)

-

Membership on the Audit, Compensation and Governance Committees should be limited to independent directors

-

The Board should conduct an annual self-evaluation to determine whether it and its committees are functioning properly

-

Non-management directors may meet in executive session from time to time without members of management

-

The Chief Executive Officer shall provide an annual report to the Board on succession planning

-

The Governance Committee is responsible for determining skills and characteristics of Board candidates, and should consider factors such as independence, experience, strength of character, judgment, technical skills, diversity and age

-

The Board and its committees shall have the right at any time to retain independent counsel

-

Board members should not sit on more than 3 other boards

-

Board members are expected to attend all Annual Meetings of the Stockholders

-

Stockholders may communicate with the Board by submitting written comments to the Secretary for the Company, who will screen out inappropriate communications and forward same to the directors

-

Directors, executive officers and general managers of the Company should own minimum amounts of Company stock in relation to their base compensation

Nomination Policy

The Board of Directors has also adopted a Nomination Policy with respect to the consideration of director candidates recommended by stockholders. A candidate submission from a stockholder will be considered at any time if the following information is submitted to the Secretary of the Company:

-

The recommending stockholder’s name and address, together with the number of shares, length of period held and proof of ownership

-

Name, age and address of candidate

-

Detailed resume of candidate, including education, occupation, employment and commitments

-

Description of arrangements or understandings between the recommending stockholder and the candidate

-

Statement describing the candidate’s reasons for seeking election to the Board and documenting candidate’s satisfaction of qualifications described in the Corporate Governance Guidelines

-

A signed statement from the candidate, confirming willingness to serve

-

If the recommending stockholder has been a beneficial holder of more than 5% of the Company’s stock for more than a year, then it must consent to additional public disclosures by the Company with regard to the nomination

The Secretary of the Company will promptly forward complying nominee recommendation submissions to the Chairman of the Governance Committee. The Governance Committee may consider nominees submitted from a variety of sources including but not limited to stockholder recommendations. If a vacancy arises or the Board decides to expand its membership, the Committee will evaluate potential candidates from all sources and will rank them by order of preference if more than one is identified as properly qualified. A recommendation will be made to the Board by the Governance Committee based upon qualifications, interviews, background checks and the Company’s needs.

Board Leadership Structure

The Board of Directors does not have a fixed policy regarding the separation of the offices of Chairman and Chief Executive Officer. While those offices have been held by different persons since 2004, the members of the Board believe that the Company was well served in the past by combined Chairman/CEOs and that the Board should maintain the flexibility to combine these offices in the future if deemed to be in the best interests of the Company.

The Board is committed to strong, independent Board leadership and believes that objective oversight is critical to effective governance. A majority of our directors are independent as are all members of the committees of the Board – Audit, Compensation and Governance. The independent directors regularly meet in executive session without management directors.

Risk Oversight

Pursuant to the Company’s Corporate Governance Guidelines, the Board performs its risk oversight function primarily through its Audit and Compensation Committees. The Audit Committee oversees risks relating to financial statements and reporting, credit, and liquidity risks. The Compensation Committee is charged with oversight of risks in compensation policies and practices. The Board receives regular reports from these committees as well as management, assesses major risks, and reviews with management options for risk mitigation.

Code of Conduct

The members of the Board of Directors, as well as the executive officers and all other employees, are subject to and responsible for compliance with the Jack Henry Code of Conduct. The Code of Conduct contains policies and practices for the ethical and lawful conduct of our business, as well as procedures for confidential investigation of complaints and discipline of wrongdoers.

Governance Materials Available

The Company has posted its significant corporate governance documents on its website at  http://ir.jackhenry.com/governance.cfm. There you will find copies of the current Corporate Governance Guidelines, the Jack Henry Code of Conduct, the Compensation Committee Charter, the Governance Committee Charter (with attached Nomination Policy) and Audit Committee Charter, as well as the Company’s Certificate of Incorporation and By-Laws. Other investor relations materials are also posted at http://ir.jackhenry.com, including SEC reports, financial statements and news releases.

The Board of Directors and Its Committees

The Board of Directors held four regular meetings and four special meetings during the last fiscal year. Each director attended at least 75% of all meetings of the Board of Directors and all committees on which they served. The independent directors met in three executive sessions without management present during the last fiscal year. In accordance with our Corporate Governance Guidelines, all of the directors attended the Annual Meeting of the Stockholders held on November 10, 2009, except that Jerry Hall and Marla Shepard did not attend due to illness.

The Board has determined that five of its eight members, Ellis, Curry, Brown, Flanigan and Shepard, are independent directors under applicable NASDAQ standards. The Board maintains an Audit Committee of which Messrs. Ellis, Brown, Curry and Flanigan are members. The Board has determined that Matthew Flanigan is an audit committee financial expert because of his extensive accounting and financial experience. The Board also maintains a Compensation Committee of which Messrs. Ellis and Flanigan and Ms. Shepard are members and a Governance Committee of which Messrs. Curry and Brown and Ms. Shepard are members. All members of the Audit, Compensation and Governance Committees are independent directors.

The Compensation Committee establishes and reviews the compensation, perquisites and benefits of the Executive Officers, evaluates the performance of senior executive officers, considers incentive compensation plans for our employees and carries out duties assigned to the Committee under our equity compensation plans and employee stock purchase plan. The Compensation Committee operates under a written charter adopted by the Board.

The Governance Committee identifies, evaluates and recruits qualified individuals to stand for election to the Board of Directors, recommends corporate governance policy changes and evaluates Board performance. The Governance Committee also operates under a charter adopted by the Board. The Governance Committee will consider candidates recommended by stockholders, provided such recommendations are made in accordance with the procedures set forth in the “Governance Committee Nomination Policy” attached to its charter, discussed in greater detail in “Corporate Governance,” above.

The Audit Committee selects and retains the independent registered public accounting firm, reviews the scope and results of the audit with the independent registered public accounting firm and management, reviews critical accounting policies and practices, reviews and evaluates our audit and control functions, reviews and pre-approves retention of the independent registered public accounting firm for any audit, audit related and non-audit services, reviews and approves all material related party transactions, and regularly reviews regulatory compliance matters, including our outsourcing services and business recovery operations. The Audit Committee operates under a written Audit Committee Charter.

The Audit Committee met eight times, the Compensation Committee met five times and the Governance Committee met two times during the last fiscal year.

In 2007, the Board of Directors adopted Stock Ownership Guidelines establishing stock ownership goals applicable to directors as well as senior management of the Company. Within five years of the adoption of the guidelines (that is, by August 2012), each director of the Company is expected to own Company shares having a value of at least four times the annual director base compensation. For this purpose, in addition to shares held outright, directors may include shares held in trust for immediate family members as well as the “in-the-money” value of any vested stock options and all restricted stock. All directors are currently in compliance with these guidelines except for Mr. Flanigan and Ms. Shepard, two of the newest members of the Board. As a result of changes made to the equity compensation to be paid to the non-employee directors in fiscal 2011, it is expected that all directors will be in compliance with the guidelines by December 2010.

Compensation Committee Interlocks and Insider Participation

During our 2010 fiscal year, Messrs. Ellis and Flanigan and Ms. Shepard served on the Compensation Committee. None of the members of the Compensation Committee is currently or was formerly an officer or employee of the Company. There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the SEC’s rules and regulations.

Director Compensation

The following table sets forth compensation paid to our directors in fiscal 2010.  The compensation paid to Messrs. Prim and Hall as employees is detailed below at “Executive Compensation.”

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name	($)	($)	($) (1)	($)	($)	($)

James J. Ellis	69,000	-	88,559	-	-	157,559
Craig R. Curry	67,500	-	88,559	-	-	156,059
Wesley A. Brown	62,000	-	88,559	-	-	150,559
Matthew C. Flanigan	66,000	-	88,559	-	-	154,559
Marla K. Shepard	54,500	-	88,559	-	-	143,059
Michael E. Henry	56,000	-	-	-	-	56,000

(1)

These amounts reflect the aggregate grant date fair value of options granted for the fiscal year ended June 30, 2010, in accordance with FASB ASC Topic 718. For assumptions used in determining the fair value of stock options awards granted, see Note 9 to the Company’s 2010 Consolidated Financial Statements. As of June 30, 2010, listed directors had the following number of option awards outstanding:  James Ellis 130,000, Craig Curry 66,667, Wesley Brown 50,000, Matthew Flanigan 30,000, Marla Shepard 30,000 and Mike Henry 0.

The directors who are employed by the Company do not receive any separate compensation for service on the Board of Directors. In the fiscal year ended June 30, 2010, each non-employee director received annual compensation of $35,000 per year plus $3,500 for attending each in-person Board meeting. Each non-employee director was also reimbursed for out-of-pocket expenses incurred in attending all Board and committee meetings.

Under the 2005 Non-Qualified Stock Option Plan each non-employee director was also compensated by an annual grant of non-statutory stock options to purchase 10,000 shares of Common Stock, subject to an overall grant limitation under the plan of 100,000 shares to each individual director. The grants were made each year on the third business day following the date of the annual meeting of the stockholders. In August 2010, the Board of Directors voted to alter the annual equity compensation to be paid to the non-employee directors. The 2005 Non-Qualified Stock Option Plan was amended to eliminate the requirement of annual grants of stock options to each non-employee director and the Board voted to replace such option grants with an annual grant of restricted shares to be issued under the Company’s existing Restricted Stock Plan. Until changed by vote of the Board, the annual grant amount for each non-employee director will be 4,200 restricted shares, to be granted on the third business day following the date of the Annual Meeting, and the restrictions will lapse in three equal installments over three years on the anniversary of the grant.

The Chairman of the Board also receives a 50% premium over the standard annual and meeting attendance fees to compensate him for chairmanship. Mr. Henry has indicated that he does not wish to receive an annual grant of stock options or restricted stock in his role as a non-employee director.

Audit Committee members received $2,000 for each in-person Audit Committee meeting and $1,000 for each telephone Audit Committee meeting attended. Governance and Compensation Committee members received $1,000 for each Committee meeting attended. To compensate for additional time spent on Committee matters, the chairmen of the Audit, Compensation and Governance Committees received a premium of 50% of the standard attendance fee for each Committee meeting that they chaired.

The directors listed above are not eligible to participate in any non-equity incentive plan compensation from the Company or any pension or deferred compensation plan of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Craig R. Curry is Chairman of Central Bank, Lebanon, Missouri. Mr. Curry and his family own all of the equity interests in Central Bank. Central Bank is a customer of the Company and during the year ended June 30, 2010, it paid $76,289 to the Company for software licenses and software maintenance services.

Director Marla K. Shepard is President and CEO of California Coast Credit Union of San Diego, California. California Coast Credit Union is a customer of the Company and during the year ended June 30, 2010, it paid $131,539 to the Company for software licenses and software maintenance services.

The Audit Committee has reviewed the above transactions and has concluded that they were on terms no less favorable to the Company than arrangements with other unaffiliated customers. The related party transactions were approved by the Audit Committee. The Governance Committee also considered the above transactions and concluded that Mr. Curry and Ms. Shepard remain independent directors despite such customer relationships.

The Board of Directors has adopted a written policy that requires all related party transactions to be reviewed and approved by the Audit Committee of the Board. The Audit Committee is charged with determining whether a related party transaction is in the best interests of, or not inconsistent with the interests of, the Company and its stockholders. In making this determination, the Audit Committee will take into account such factors as whether the related party transaction is on terms no less favorable to the Company than terms generally available to unaffiliated third parties and the extent of the related party’s interest in the transaction. No director may participate in any discussion, approval or ratification of any transaction in which he or she has an interest, except for the purpose of providing information concerning the transaction. For transactions in which the aggregate amount is less than $200,000, the Chairman of the Audit Committee has been delegated the authority to pre-approve related party transactions, subject to later review by the full committee. At least annually, ongoing related party transactions will be reviewed to assess continued compliance with the policy.

For purposes of the Related Party Transaction Policy, a related party transaction is a transaction or relationship in which the aggregate amount involved will be or may exceed $100,000 in any calendar year, involves the Company as a participant, and in which any related party has or will have a direct or indirect interest (other than solely as a result of being a director or less than 10% beneficial owner of the other entity). A related Party is any executive officer, director, or more then 5% beneficial owner of the Company or any immediate family member of such persons.

The policy also contains standing pre-approvals of certain transactions that are not believed to pose any material risk to the Company even if the aggregate amount exceeds $100,000 in a calendar year, including:  employment arrangements with executive officers, director compensation, transactions involving competitive bids, certain banking-related services, and certain Company charitable contributions. Standing approval is also provided for transactions with another company where the related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that entity’s shares, if the aggregate amount does not exceed $1,000,000 or 2% of that entity’s annual revenues.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to identify any director, officer or greater than ten percent beneficial owner who failed to timely file with the Securities and Exchange Commission a report required under Section 16(a) of the Securities Exchange Act of 1934 relating to ownership and changes in ownership of the Company’s Common Stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5.

To the Company’s knowledge, based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended June 30, 2010 all required Section 16(a) filings were filed timely.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company's Board of Directors is currently composed of four independent directors. The Board has determined that Audit Committee member Matthew C. Flanigan is a financial expert under relevant SEC standards because of his extensive accounting and financial experience. The Board of Directors and the Audit Committee believe that the Audit Committee's current members satisfy all NASDAQ and Securities and Exchange Commission rules that govern audit committee composition.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Charter requires the Audit Committee to oversee and retain the independent registered public accounting firm, pre-approve the services and fees of the independent registered public accounting firm, regularly consider critical accounting policies of the Company, review and approve material related party transactions, receive reports from the Company’s Compliance Officer, and establish procedures for receipt and handling of complaints and anonymous submissions regarding accounting or auditing matters. The charter also contains the commitment of the Board of Directors to provide funding and support for the operation of the Audit Committee, including funding for independent counsel for the Committee if the need arises.

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary duty for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company's audited financial statements. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Board in Rule 3200T. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered accounting firm its independence.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal  auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. These meetings without management present are held at least once each year, and were held three times in the fiscal year just ended.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's 2010 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended June 30, 2010 for filing with the Securities and Exchange Commission.

Craig R. Curry, James J. Ellis, Matthew C. Flanigan and Wesley A. Brown

Members of the Audit Committee

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The executive officers and significant employees of the Company, as well as certain biographical information about them, are as follows:

Name	Position with Company	Officer/Significant Employee Since
John F. Prim	Chief Executive Officer	2001
Tony L. Wormington	President	1998
Jerry D. Hall	Vice Chairman and Executive Vice President	1977
Kevin D. Williams	Chief Financial Officer and Treasurer	2001
Mark S. Forbis	Vice President	2006

The following information is provided regarding the executive officers and significant employees not already described herein, all of whom are United States citizens:

Tony L. Wormington, age 48, President. Mr. Wormington has served as President since 2004. He previously served as Chief Operating Officer from 2003 to 2004 and as a Vice President from 1998 to 2002. Mr. Wormington joined the Company in 1980 and served as Research and Development Manager from 1993 through 2002. Mr. Wormington’s entire career has been spent at the Company, starting in entry-level programming and installation and progressing through levels of management as the Company grew. As President, Mr. Wormington has broad responsibilities with respect to the majority of the Company’s operations and his long tenure and varied experience give him intimate knowledge of the Company, its products, employees and customers.

Kevin D. Williams, age 51, Chief Financial Officer and Treasurer. In 2001, Mr. Williams was appointed by the Board of Directors to serve as Chief Financial Officer and Treasurer of the Company, having previously served as Controller of the Company since joining the Company in 1998. Prior to joining the Company, Mr. Williams was a practicing CPA as a Senior Manager for the Baird Kurtz & Dobson public accounting firm. Mr. William’s executive management responsibilities extend beyond finance and accounting to include compliance, internal audit, investor relations, facilities and other office services functions that encompass approximately 500 of the Company’s employees.

Mark S. Forbis, age 47, Vice President and Chief Technology Officer.  Mr. Forbis has served as Vice President and Chief Technology Officer since 2006 and as General Manager of Technology Services since 2002.  Mr. Forbis joined the Company in 1988 and has served in a number of positions, including Manager of Imaging from 1994 to his appointment as a General Manager in 2002. Prior to joining the Company, Mr. Forbis had several prior jobs in bank data processing, including supervisory and management positions with BankTech, Inc. and Systematics, Inc. As Chief Technology Officer and General Manager of Technology Services, Mr. Forbis leads a team of over 260 researchers, designers, programmers, developers and quality analysts charged with maintaining and upgrading current products and services, developing new products, establishing standards and practices and planning “roadmaps” for future technology development.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the following Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the following Compensation Discussion and Analysis be included in this Proxy Statement.

James J. Ellis, Chair

Matthew C. Flanigan

Marla K. Shepard

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is designed to provide information regarding the philosophy and objectives underlying our compensation policies, the processes we follow in setting compensation and the components of compensation we utilize in compensating our top executives. This discussion is focused on our Chief Executive Officer Jack Prim, President Tony Wormington, Chief Financial Officer Kevin Williams, Chief Technology Officer Mark Forbis and Executive Vice President Jerry Hall, who are collectively referred to as the “Named Executives.”  Specific information about the compensation of the Named Executives is set forth in the Summary Compensation Table and other compensation tables beginning on page 23, which should be read in conjunction with this discussion.

Compensation Philosophy and Objectives

Jack Henry’s compensation philosophy is to offer compensation programs to our executives that:

•

 Focus executives on achieving consistent earnings growth and superior return on assets;

•  Encourage continuation of the Company’s entrepreneurial spirit;

•  Attract and retain highly qualified and motivated executives;

•  Reward the creation of stockholder value; and

•  Encourage esprit de corps and reward outstanding performance.

In meeting these objectives, the Compensation Committee strives for the interests of management and stockholders to be the same – the maximization of stockholder value.

The compensation programs specific to our Named Executives are administered by the Company’s Compensation Committee. The three members of the Compensation Committee are non-employee directors who are independent under the NASDAQ rules. The Compensation Committee operates under a written charter, and has the specific charter responsibility to approve the compensation of the Named Executives and the Company’s Chief Operating Officer, Controller and other Senior Vice Presidents. At this time, the Company does not have any officer with the title of Chief Operating Officer.

The Compensation Committee designs and maintains compensation programs consistent with our executive compensation philosophy to achieve the following objectives:

•

To attract, retain and motivate highly qualified executives by offering compensation programs that are competitive with programs offered by companies in our peer group.

•

To link performance and executive pay by tying bonus amounts to achievement of key objectives under the Company’s annual business plans.

•

To reward competitive performance in comparison with peers in our industry.

•

To reward the creation of long-term stockholder value through long-term incentive compensation awards and encouragement of significant stock ownership by top management to further align executive interests to those of our stockholders.

In pursuit of these objectives, the Compensation Committee believes that the compensation packages provided to the Named Executives should include both cash and equity-based compensation, with an emphasis on performance-based pay. Base pay and benefits are set primarily to attract and retain highly qualified and effective employees. Variable incentive pay is used to align the compensation of the Named Executives with the Company’s short term business and performance objectives such as income targets and overall financial performance. Equity awards are used to retain key employees and to motivate executives to create long-term stockholder value.

Process for Establishing Compensation

The Compensation Committee has overall responsibility for making decisions regarding the compensation of the Named Executives. In conducting an annual performance review and determining appropriate compensation levels for our Chief Executive Officer, President and Chief Financial Officer (the “Senior Executives”), the Compensation Committee meets and deliberates outside the presence of the Senior Executives and other members of the executive management team. With respect to the compensation levels for other Named Executives, the Compensation Committee considers input and recommendations from the Senior Executives. Performance reviews of our Chief Executive Officer and each other Named Executive are based on subjective evaluations of individual performance as well as their performance in the preceding fiscal year in achieving Company performance objectives. While our Senior Executives make recommendations concerning salary adjustments, cash bonus programs and award amounts for the Named Executives who are not Senior Executives, the Compensation Committee can exercise its discretion to modify or reject any such recommendations.

In designing compensation programs and determining compensation levels for the Named Executives for fiscal year 2010 (ending June 30, 2010), the Compensation Committee was assisted by an independent compensation consultant. The Compensation Committee again engaged Hay Group, Inc., a global human resources consulting firm, to serve as its independent advisor and compensation consultant. Hay Group, Inc. also advised the Committee for fiscal years 2008 and 2009. The Chairman of the Compensation Committee worked directly with Hay Group to determine the scope of the work needed to assist the Committee in its decision-making processes. The engagement included provision of benchmark comparative data for the Named Executives with respect to base salaries, annual cash bonuses, long term incentives, and equity incentives, review of current employment arrangements, incentive plan designs and comparative data regarding severance, change of control, benefits and perquisites. Hay Group provides no other consultation or services to the Company or management.

In making compensation decisions, the Compensation Committee compared each element of total direct compensation against a peer group of publicly traded companies in the software, payments and data processing industries against which the Compensation Committee believes we compete in the market for executive talent. We collectively refer to this group as the “Compensation Peer Group.”   In selecting companies for the Compensation Peer Group, the Compensation Committee considered various companies provided by the Senior Executives, as well as companies submitted by Hay Group. The current Compensation Peer Group is comprised of the following 21 companies:

ACI Worldwide

Alliance Data Systems

Bottomline Technologies, Inc.

Cerner Corporation

DST Systems, Inc.

Euronet Worldwide, Inc.

Fair Isaac Corporation

Fidelity National Information Services, Inc.

Fiserv, Inc.

Global Cash Access Holdings

Global Payments

Heartland Payment Systems

Lender Processing Services

Micros Systems

Online Resources Corporation

SEI Investments Co.

S1 Corporation

Telecommunication Systems, Inc.

Tier Technologies

Total Systems Services

Tyler Technologies, Inc.

The Compensation Peer Group is reviewed annually and, as appropriate, updated by the Compensation Committee. In addition to industry considerations, the Compensation Committee selects companies for the Compensation Peer Group based on their annual revenues and market capitalization. The Compensation Peer Group was revised in July 2010 and consists of the same companies from the prior year, minus two that were acquired during the year and eight new companies selected by the Committee from suggestions by Senior Executives and Hay Group. Several of the new group members are primarily in the payments business, which is a growing part of the Company’s business. For comparison purposes, Jack Henry’s annual revenues are near the median revenues of the current members of the Compensation Peer Group.

To benchmark each element of total compensation for our Named Executives, the independent advisor to the Compensation Committee provided data from two key sources: an executive compensation survey reflective of the Compensation Peer Group and proxy statements and other public filings for the companies in our Compensation Peer Group. The advisor also provided data from a compensation survey for the entire software industry for executive positions and compensation programs for which we lacked clear comparable data from the Compensation Peer Group. In reviewing compensation survey data, the Compensation Committee considered data for software companies with annual revenues similar to ours. Sources of data for compensation surveys and analysis include surveys for our Compensation Peer Group and the software industry, in addition to proxy statements and other public filings by companies in our Compensation Peer Group.

In setting fiscal 2010 compensation, the Compensation Committee approved total cash compensation (i.e., base salary and annual cash incentives) for the Named Executives at or approaching the 50th percentile of the Compensation Peer Group. In targeting total cash compensation at the 50th percentile, the Compensation Committee recognized that there are certain limitations in the market data available for the Compensation Peer Group. Thus, in addition to considering levels of compensation suggested by market data, the Compensation Committee also considered other relevant factors including performance against pre-agreed objectives under business plans for the preceding fiscal year, individual performance reviews, and internal equity for compensation levels among our executives.

In regards to the three Senior Executives (CEO, President and CFO), because of their sharing of duties and responsibilities, the 50th percentile target for total cash compensation has for several years been applied to them as a group and not necessarily individually, with the result that their individual cash compensation may be somewhat more or less than if considered individually against the target. The Compensation Committee opted not to include a 50th percentile target in connection with its decisions on long-term incentive compensation for fiscal 2010 and the past two years, but has set the goal of moving closer to that target in fiscal 2011 and in future years. The long-term incentive compensation granted to the Named Executives in fiscal 2010 was in fact well below the 50th percentile of the Compensation Peer Group.

As discussed below, decisions regarding fiscal 2010 total cash compensation were greatly influenced by the ongoing economic crisis and a resulting Company-wide policy of compensation freezes and reductions announced by CEO Jack Prim in May 2009. The Named Executives requested that their salaries should be fully subject to the freeze and reduction policies that impacted all employees of the Company. As a result, for fiscal 2010 total cash compensation for the Named Executives was not set in reference to Compensation Peer Group or market data, and was below the 50th percentile goal used in fiscal years 2008 and 2009.

The allocation between cash, non-cash, short-term and long-term incentive compensation is influenced by the practices of our Compensation Peer Group and reflects the Compensation Committee’s determination of the appropriate compensation mix among base pay, annual cash incentives and long-term equity incentives to encourage retention and performance. Actual cash and equity incentive awards are determined by the performance of the Company and the individual, depending on the type of award, compared to established goals. For the fiscal year ending June 30, 2010, the elements of the compensation mix included:

•

Base salary, which is designed to attract and retain executives over time;

•

Annual cash incentive bonus compensation, which is designed to focus on business objectives established by the Board for a particular year;

•

Long-term incentive compensation, consisting of shares of restricted stock, which is designed to focus executives on the long-term success of the Company as reflected in the market price of the Company’s stock; and

•

Broad-based employee benefits programs.

For fiscal year 2011, the compensation mix will continue to include these same elements, with the addition of restricted stock units discussed below at “Long-term Incentive Compensation.”

Base Salary

In fiscal 2009, the Compensation Committee established the base salary of each Named Executive other than Mr. Hall based primarily on consideration of the 50th percentile pay levels of the Compensation Peer Group. In reviewing base salaries for our Named Executives, the Committee also considered other relevant factors for each individual such as achievement of pre-agreed objectives in the preceding fiscal year, individual performance review, and the internal equity of the executive’s base salary as compared to salaries of our other executives, as well as the Company’s performance against key objectives under our budget for the preceding fiscal year, including objectives related to revenue and earnings targets as well as competitive results. As discussed above, the 50th percentile target for fiscal 2009 was applied with respect to the three Senior Executives as a group rather than individually.

In May of 2009, in response to the ongoing economic crisis and its effects on the Company’s business, Mr. Prim announced a series of temporary cost containment measures including reductions in compensation to be applied to all Company employees. Salary and compensation reductions were put into effect on June 1, 2009. The reductions were staged by compensation level and ranged from 1.5% of compensation at the lowest levels to a 7% reduction applied to the salaries of Messrs. Prim, Wormington, Williams and Forbis. These measures were taken after careful consideration of available cost containment options, and as an alternative to substantial layoffs of personnel. As a part of these measures, all employees were informed that merit raises for fiscal 2010, normally effected in August of each year, would be suspended. The temporary salary reductions were ended and salaries of all employees, including the Named Executives, were restored to the May 2009 levels on March 1, 2010.

In light of the continuing economic uncertainty and shared sacrifice of all Company employees over the prior year in the form of salary reductions, the Named Executives requested that the Compensation Committee continue to maintain their base salaries at current levels (originally set in fiscal 2009) through fiscal 2011. The Compensation Committee has honored this request and appreciates the support of all Jack Henry Associates during this last year of salary reductions.

In contrast to the other Named Executives, Mr. Hall’s base salary is fixed at $52,400, the amount he requested in 2009, reflecting his senior, part-time and largely advisory role in management. Mr. Hall’s salary was temporarily reduced by 5% on June 1, 2009 in the general compensation reduction and was restored to the current level in March 2010.

Although the Compensation Committee believes that competitive base salaries are necessary to attract and retain a highly qualified and effective executive team, it also believes that a significant portion of executive compensation should be based on pay-for-performance.

Annual Incentive Cash Bonuses

It is our general practice to provide Named Executives with the opportunity to earn annual incentive cash bonus compensation under programs that reward attainment of key objectives under corporate annual business plans. The objectives that underlie our annual incentive compensation programs may vary between fiscal years and between the Named Executives, but generally include objectives that reward attainment of targeted earnings and superior returns in comparison to our competitors. In setting the bonus amounts a Named Executive is eligible to earn for achieving specified objectives, in fiscal 2010 the Compensation Committee targeted bonus and total cash compensation levels at or near the 50th percentile of the Compensation Peer Group and published survey data. Bonus opportunities for achieving objectives are generally established as a percentage of an executive’s base salary and the percentages increase with job scope and complexity. Executives have the opportunity to earn reduced bonus amounts if a minimum level (threshold) of performance against an objective is achieved. Executives can also earn increased bonus amounts for performance in excess of the level of performance targeted under an objective.

The decision as to whether to offer an annual incentive cash bonus program to Named Executives for any fiscal year, the type and funding of any program offered, and the objectives that underlie any program, are subject to the discretion of the Compensation Committee and its assessment of general and industry specific conditions existing during the applicable period. In determining the amount of bonus that a Named Executive is eligible to earn under a bonus program, the Compensation Committee may also exercise negative discretion to reduce an award based on its assessment of the executive’s contribution and accountability for the objectives that are the subject of the bonus, the internal equity of the executive’s bonus opportunity as compared to bonus opportunities for our other executives, and any other factors the Compensation Committee considers relevant.

To provide an appropriate structure for cash bonus incentives for fiscal 2008 and future years, the Compensation Committee proposed the 2007 Annual Incentive Plan. The Plan was approved by the Board of Directors and was ratified by vote of the stockholders at the 2007 Annual Meeting. Cash bonus incentives in fiscal years 2009 and 2010 were structured under the 2007 Annual Incentive Plan, as are cash bonus incentives for fiscal 2011.

The fiscal 2010 incentive cash bonus plan established for the Senior Executives (Messrs. Prim, Wormington and Williams) was similar to the 2009 plan and was based 70% upon achievement of annual budget operating income targets and 30% upon achievement of a superior return on average assets (“ROAA”) in comparison with the Compensation Peer Group. ROAA was defined as operating income of the Company divided by average assets (beginning assets plus ending assets divided by two) for the plan year. The fiscal 2010 annual incentive plan provided that no bonus was payable unless the Company’s performance on both the operating income and ROAA measurements were at or above the thresholds for achievement. The operating income target was determined in relation to the annual budget of the Company as approved by the Board of Directors, and excludes from consideration operating income contributions from operating units acquired during the year. The plan called for bonuses of 85% of base compensation for the Chief Executive Officer and 65% of base compensation for the President and Chief Financial Officer at pre-determined performance targets, but also provided for bonuses of 2% of targeted bonuses at threshold performance and as much as 200% of targeted bonuses at maximum performance. The bonus percentages and ranges were determined primarily by reference to comparative compensation data provided to the Compensation Committee by its independent advisor. The operating income component of the annual bonus for the Senior Executives ranged from a threshold of 85% of budgeted operating income to a target at 100% and to a maximum at 110%. The ROAA component of the annual bonus ranged from a threshold performance at the 50th percentile in comparison to the Compensation Peer Group to a target set at the 65th percentile and to a maximum at or above the 90th percentile. The Compensation Committee consulted with the Senior Executives with regard to the performance targets and attempted to set the overall threshold performance levels at a probability of approximately 80%, the target at approximately 50% probability and the maximum at a low probability of approximately 10%. The maximum bonus was thus intended to be payable only upon truly superior performance. The Compensation Committee intended for this bonus plan to provide a strong incentive for management to meet budgetary income goals in fiscal 2010 as well as to encourage superior performance in utilization of corporate resources in comparison with the Company’s Compensation Peer Group.

Mr. Forbis’ plan varied somewhat from the plan for the Senior Executives in that his bonus was based 50% upon the same corporate goals used in the plan for the Senior Executives and 50% upon achievement of the specific expense containment objectives of his Technical Services department as set forth in the annual budget of the Company. The departmental component of his bonus plan was designed to reward timely completion of software development projects as well as containment of expenses of his department and ranged from 100% of this portion of the bonus at or below the budgeted expense amount to 10% of the bonus if actual expenses are 109% of budgeted expenses. This departmental component of the bonus is not payable to Mr. Forbis if actual expenses are 110% or more of the budgeted expenses.

Under difficult economic conditions in fiscal 2010, the Company performed well, producing operating income (adjusted for acquisitions) of $178.4 million, or approximately 103% of budgeted operating income of $173.5 million. Superior ROAA performance was also achieved, placing the Company’s 18.4% ROAA in the 82nd percentile in comparison with the Compensation Peer Group. These factors resulted in payments of incentive cash bonus to the Senior Executives of 141.5% of targeted amounts, a marked improvement over the prior two years in which superior comparative ROAA performance was achieved but “near misses” in operating income resulted in the payment of no incentive cash bonuses to any member of management. Mr. Forbis received 115.7% of his targeted bonus, based on achievement of Company goals and individual achievement of his departmental goals. The Compensation Committee notes that the plan is not structured to result in the payment of bonus in every year and the threshold performance targets are not set at levels which are easy to achieve. Bonuses have not been paid in three of the last five years because minimum performance was not met. The Compensation Committee continues to believe that annual cash bonus opportunities are highly effective motivators for management employees and are instrumental in obtaining excellent performance in comparison with the Company’s competitors in a difficult market and economy.

For fiscal 2011, the Compensation Committee reviewed the components of the 2010 incentive cash bonus plan and approved similar components and measurements for the 2010 incentive plan. In light of the strong performance in meeting Company goals in fiscal 2010 and perceived lessening of economic uncertainty, the Compensation committee decided to return the operating income threshold to 90% of budget in fiscal 2011. The 90% operating income threshold had been used in fiscal 2008 and 2009 but was temporarily changed to 85% in fiscal 2010 in response to the general economic crisis. The bonus payable at threshold performance is 20% of targeted bonus. The upper end of the performance scale was not changed from fiscal 2010, with the maximum of 200% of target bonus payable at 110% of budgeted operating income. For the Named Executives (other than Mr. Hall), and with these changes in the range of operating income performance, the same elements of performance will be used in the same relative proportions. If performance targets are exactly met in fiscal 2011, with operating income at 100% of budget and ROAA at the 65th percentile in comparison with the Compensation Peer Group, the Chief Executive Officer’s incentive cash bonus will be 85% of salary, the President and Chief Financial Officer’s bonuses will be 65% of salary, and the chief Technology Officer’s bonus will be 30% of salary, which are the same percentages used in the fiscal 2010 plan.

With respect to Mr. Forbis and the other bonus-eligible general managers of the Company (but not the Named Officers), the fiscal 2011 bonus plan has been altered slightly to allow for payment of up to 75% of targeted bonus based on individual and departmental performance even if Company-wide performance does not meet the established thresholds. This change is intended to reward and incent superior individual performance even in those years when overall Company performance does not meet the minimums and the Named Officers do not receive incentive bonuses.

The Committee believes that the costs of potentially large incentive bonuses to the Company are fully justified by the potential benefits and return to our stockholders. The Compensation Committee will in future years continue to thoroughly review the effects of the bonus plan on results achieved and will make any changes to the bonus plan deemed necessary.

In addition to the cash bonus opportunities under our formal pay-for-performance cash bonus programs, the Compensation Committee may choose to reward extraordinary performance and achievements by awarding discretionary bonuses to the Named Executives and other employees from time to time that are not part of the annual incentive plan or any other plan. With respect to the Named Executives, no discretionary bonuses were awarded based on Company performance or the executives’ performance during fiscal 2010.

Long-Term Incentive Compensation

For many years, the Company provided long-term compensation to its senior management and employees in the form of stock options. Such options were granted occasionally but not annually. The last stock option grant to any of the Named Executives was in fiscal year 2003. Each of the Senior Executives continues to hold some of the options granted in prior years. In 2005, the Board proposed and the stockholders approved the Company’s Restricted Stock Plan, which is intended to be the primary structure for future equity incentive awards to the executive officers and other employees of the Company and its subsidiaries. We believe that equity awards have been instrumental in building Jack Henry & Associates, in retaining talent, and in encouraging management to take the long-term view with regard to strategic decisions they face. Equity awards also help focus executive and employee attention on managing the Company from the perspective of an owner with an equity stake in the business. Since the adoption of the Restricted Stock Plan, the Compensation Committee has had the discretionary authority to grant restricted stock awards and to determine the terms of the restrictions on granted shares. However, without any formal grant plan in place, the Compensation Committee did not grant any shares of restricted stock in fiscal years 2006 and 2007.

With respect to fiscal years 2008, 2009 and 2010, the Compensation Committee adopted and the Board ratified grants of long-term incentive compensation in the form of shares of restricted stock to our Senior Executives and to Mr. Forbis. Because of his senior, advisory status and substantial current holdings, Mr. Hall was not considered eligible for restricted stock grants in either year. Such grants may be made annually in the future, but future grants will continue to be discretionary and amounts may fluctuate based upon the Compensation Committee’s evaluation of performance from year to year. In determining the level of award for a Named Executive, the Compensation Committee considers relevant factors such as achievement of previously agreed objectives, the executive’s performance, comparative data from the Compensation Peer Group and other sources, the current equity ownership and stock options held by the individual executive and the internal equity of the level of award granted to the executive compared to awards granted to other executives. In reviewing the award levels for our Named Executives, the Compensation Committee believes it is appropriate to consider the Company’s performance against key objectives under its corporate business plan for the preceding fiscal year, including objectives related to revenue and earnings targets, and whether the Company’s performance during the preceding fiscal year benefited stockholders through appreciation in the market price of the Company’s Common Stock. In administering the equity compensation programs, the Compensation Committee monitors the level of dilution that can result from equity awards to executives and other employees and considers the dilutive effect of the Company’s aggregate equity awards during any fiscal year.

The specific restricted stock grants to the Senior Executives for fiscal 2010 were approved in dollar amounts of stock approximately equal to 80% of their base compensation on the effective date of the grant (September 10, 2009). Mr. Forbis’ grant was in the approximate amount of 60% of his base compensation on the effective date of the grant. While the grant amounts were determined with reference to comparable grants of long-term incentive compensation by other members of the Compensation Peer Group and published survey data, they were not targeted at any particular relative level and were in fact well below the 50th percentile of the Compensation Peer Group. At the time, the Compensation Committee felt that this practice was prudent in the initial years of grants under the Restricted Stock Plan and in light of other possible increases in compensation of the Named Executives if cash incentive awards had been earned.

The 2010 awards of restricted stock were structured to provide incentives for long-term performance and retention and to meet goals for specific accounting treatment. The restrictions on one-third of the stock awards to the Senior Executives will lapse three years after the date of grant. The restrictions on the other two-thirds will lapse after seven years from grant date, but portions can lapse earlier if average total shareholder returns over the periods are at or above the 65th percentile in comparison with other members of the Compensation Peer Group at the end of each of three, four and five years from the date of grant. For this purpose, total shareholder return (“TSR”) is defined as ending stock price minus beginning stock price (adjusted for splits and similar changes) plus dividends per share paid over the performance period, all divided by the beginning stock price. The restrictions on all of Mr. Forbis’ shares will lapse over five years, with one-ninth of such amount lapsing at the end of each of the first three years and then one-third at the end of each of years four and five following the date of grant. Retention is encouraged by grant terms which immediately forfeit all shares that are still restricted in the event that the grantee’s employment with the Company is terminated for any reason other than in the event of death, incapacity or in connection with any change in control.

The Committee notes that as to the 2008 awards of restricted stock to the Senior Executives, the three-year measurement of TSR performance in July of 2010 showed that the Company performed in a superior fashion at the 80th percentile in comparison with the Compensation Peer Group. This resulted in the early lapse of restrictions on September 10, 2010, with respect to approximately 22% of the 2008 awards to each of the Senior Executives.

With respect to fiscal 2011 long-term incentive compensation, the Committee undertook a comprehensive evaluation of the grants made in 2008-2010 and concluded that certain changes should be made. This conclusion was based on several factors, but was primarily motivated by a desire to bring the Company more in line with its Compensation Peer Group relative to plan design and award amounts.

To address issues of grant design and flexibility, the Committee recommended to the Board and the Board adopted an amendment to the Restricted Stock Plan allowing for the grant of restricted stock units (RSUs) in addition to the previously authorized restricted stock. A grant of RSUs is a contractual right to receive stock and/or cash in the future when vesting conditions are met such as achievement of specific performance goals. The specific grants of RSUs in fiscal 2011 to the Named Executives (other than Mr. Hall) vest at the end of three years based on total shareholder return (“TSR,” as defined above) in comparison to the Compensation Peer Group over the three year period. A target amount of stock has been set for each Named Executive that can be earned if TSR at the end of the three-year period is at the 58th percentile in comparison to the Compensation Peer Group. No shares will be earned if the Company’s TSR is below the 25th percentile at the end of the period. Vesting ranges from 20% of the RSU shares at the 25th percentile to the full amount of the grant (175% of target) at or above the 75th percentile relative to the Compensation Peer Group. By setting the target amount at the 58th percentile, the Committee continues to convey that long-term above-average performance is expected and remains the goal of this incentive program.

While prior restricted stock grants contain elements that reward superior TSR performance with earlier vesting of awards, all shares previously awarded will eventually vest at the end of the seven year term of each such grant. Under the new system of RSU grants, the full amount of the award will be earned by performance. Poor TSR performance over the three year period may result in the lapse of the full award and superior relative production of total shareholder return will result in vesting of awards that are significantly larger than restricted stock granted in the past. The Committee believes that this will be a powerful motivator for enhancing stockholder value.

Long-term incentive grant amounts have been increased in fiscal 2011 to more closely approach the goal of awards near the 50th percentile in comparison with the Compensation Peer Group. For Messrs. Wormington and Williams, specific RSU grants were made in target share amounts which have a grant date value of approximately 100% of their salaries. For Mr. Forbis, the RSU grant date value is approximately 75% of his salary. The Committee reviewed comparative data with respect to Chief Executive Officers and found that a greater increase was necessary with respect to Mr. Prim, thus a specific RSU grant was made to him in the target amount of approximately 190% of his base salary. In addition, the Committee made a separate and special market adjustment grant of 40,000 restricted shares to Mr. Prim, and all restrictions as to such shares will lapse at the end of three years. The restricted shares will be forfeited if Mr. Prim’s employment is terminated for any reason other than change in control, including retirement, before completion of the three year period.

The RSU grants to each of the Named Executives, to Mr. Forbis and to all other participating General Managers of the Company will be based on the same TSR performance test and award levels. All grantees have targeted RSU grants amounts targeted at approximately the 58th percentile of TSR performance relative to the Compensation Peer Group, and all have a maximum level set at 175% of the targeted RSU grant. All RSU awards are forfeited if employment is terminated for any reason other than change in control, death, incapacity or retirement prior to the settlement date which is three years after the grant date. All such awards were granted on Sept. 10, 2010. RSUs may be settled in Common Stock of the Company or cash or any combination of stock and cash.

The use of RSUs allows for flexibility in addressing the orderly retirement of grantees. The RSUs contain terms which allow for the pro-rata vesting of awards upon retirement based on full years of service following the date grant. For this purpose, retirement is defined as termination with the stated purpose of retirement after 30 years of service to the Company or after the age of 57 and 15 years of service. With respect to a retiree during the term, at the end of the three year term of the grant, the award will be calculated and a pro-rata portion will be settled to the grantee based on completed full years of service. For example, if an eligible grantee retires 14 months after the grant date, he will be credited with one full year of service and will be entitled to one-third of any amount that vests on performance measured at the end of the three-year grant. Death or incapacity of a grantee is addressed in the same manner, with pro-rata vesting based on completed full years of service. Upon a change in control of the Company, all RSUs vest and will be settled, regardless of the performance measures achieved.

Termination Benefits Agreements

Each of the Named Executives, other than Mr. Hall, has entered into a Termination Benefits Agreement with the Company that is discussed in this Proxy Statement under the caption “Agreements with Executive Officers.”  These agreements reflect the concern of the Board of Directors that any future threatened or actual change in control such as an acquisition or merger could cause disruption and harm to the Company in the event of the resulting loss of any of its key executives. The Termination Benefits Agreements are intended to provide a measure of incentive and security to the executives through the resolution of the threat or through a change in control.

The Compensation Committee believes that such agreements should not include provisions that would obligate a potential acquirer of the Company to make large payouts to our Named Executives simply because a change of control has occurred. Because of this concern, the occurrence of a change of control event alone will not trigger any payment obligations to our Named Executives under their respective agreements. Payment obligations only arise in the event the Named Executive’s employment is terminated or is deemed to be terminated without “Cause” (as defined in the agreements) within the period commencing 90 days prior to and for two years following a change in control for the Senior Executives.

Payment obligations under the Termination Benefits Agreements with the Named Executives are two times the current annual base salary plus target bonus, payable 50% in twelve equal monthly installments and 50% in a lump sum at the end of the monthly installments. Health and other benefits are also continued for 18 months for the Named Executives, and all long-term incentive compensation awards become fully vested. The benefits provided were determined primarily by reference to comparative data provided to the Compensation Committee by its independent advisor and, at least in relation to base salary, are consistent with the prior agreements which they replaced. The benefits are believed by the Compensation Committee to be sufficient to provide the desired incentive and security to retain crucial personnel in a time of disruption.

The Termination Benefits Agreements have no set term and will continue until terminated by agreement of both the parties. The agreements specify that they do not confer on the executives any right to continued employment and shall not interfere with the right of the Company to terminate the executives at any time.

Broad-Based Benefits Programs

The Company offers certain broad-based benefits programs including benefits such as health, dental, disability and life insurance, health care savings accounts, paid vacation time and company contributions to a 401(k) Employee Savings Plan. Benefits are provided to all employees in accordance with practices within the marketplace and are a necessary element of compensation in attracting and retaining employees. There are no additional benefits programs for our Named Executives.

Stock Ownership Guidelines

The Board of Directors has established stock ownership guidelines for the Named Executives, other members of management and the non-employee directors of the Company. These guidelines provide for each covered individual to hold a number of shares of the Company’s Common Stock with an aggregate market value that equates to a specified multiple of the employee’s base salary or, in the case of directors, of their annual cash retainer. The guidelines are four times base salary for the Chief Executive Officer,  three times base salary for President and Chief Financial Officer, one time base salary for the Vice Presidents and General Managers, and four times the annual base retainer for directors. The value of each person’s share holdings for purposes of the guidelines includes all unrestricted and restricted shares held, all Company shares held in the person’s retirement accounts, all shares held by or for the person’s immediate family members, and the in-the-money value of all Company stock options held. Even though all members of management now hold a number of shares at or above the number of shares specified under the guidelines, the Compensation Committee recognizes that newer executive officers or employees who were recently promoted to executive officer positions and newly elected directors may require some period of time to achieve the guideline amounts. The guidelines, therefore, contemplate a five-year transition period for acquiring a number of shares with the specified market value. The Compensation Committee will monitor each executive’s progress toward achieving the levels of share ownership specified in the guidelines in determining grants of equity awards.

Tax Deductibility and Executive Compensation

Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to the Chief Executive Officer and other Named Executives to $1 million per individual, unless certain requirements are met which establish that compensation as performance-based. The Compensation Committee has considered the impact of this tax code provision and attempts, to the extent practical, to implement compensation policies and practices that maximize the potential income tax deductions available to the Company by qualifying such policies and practices as performance-based compensation exempt from the deduction limits of Section 162(m).

The Compensation Committee will continue to review and modify our compensation practices and programs as necessary to ensure our ability to attract and retain key executives while taking into account the deductibility of compensation payments.

COMPENSATION AND RISK

Under its charter, the Compensation Committee is charged with review of risks related to the Company’s compensation policies and practices. In 2010, the Compensation Committee directed the Human Resources General Manager of the Company to conduct a compensation risk assessment and to report to the Committee. The assessment reviewed design features, characteristics and performance metrics used in compensating all employees of the Company, including salaries, sales incentives, incentive bonus plans and long-term equity incentive compensation awards. The Compensation Committee reviewed and discussed the report and concluded that the Company’s compensation programs, policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on a number of factors, including:

•

The compensation levels and practices are generally judged to be uncomplicated and fair.

•

Benefits are offered to all eligible employees on non-discriminatory bases and no material perquisites are offered solely to executives or management.

•

Variable and incentive compensation elements are subject to appropriate controls and limitations.

•

Incentive bonuses are determined either wholly or largely on total Company financial performance.

•

Compensation of executives and senior managers is properly balanced between salary, benefits, annual cash incentive bonuses and long-term equity incentive awards, resulting in appropriate balancing of short and long-term interests and goals.

•

Executives and senior managers are subject to stock ownership guidelines which align their interests with those of the stockholders and discourage excessive risk-taking.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with regard to the compensation paid to our Chief Executive Officer, our Chief Financial Officer and the Company’s other three most highly compensated executive officers (collectively, our “Named Executives”) during the fiscal years ended June 30, 2010, 2009 and 2008.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
		($)	($)	($) (1)	($)	($) (2)	($) (3)	($)

John F. Prim	2010	495,733	-	392,953	-	625,430	5,000	1,519,116
Chief Executive Officer	2009	507,750	-	392,009	-	-	5,000	904,720
	2008	500,000	-	480,606	-	-	5,000	985,616

Tony L. Wormington	2010	408,484	-	323,802	-	394,094	5,000	1,131,380
President	2009	416,934	-	323,011	-	-	5,000	744,929
	2008	416,000	-	399,864	-	-	5,000	820,869

Kevin D. Williams	2010	368,225	-	291,891	-	355,253	5,000	1,020,369
Treasurer and	2009	377,573	-	291,173	-	-	5,000	673,731
Chief Financial Officer	2008	375,000	-	360,454	-	-	5,000	740,450

Mark S. Forbis	2010	238,333	-	141,646	-	86,856	5,000	471,835
Vice President and Chief	2009	241,127	-	141,323	-	-	5,000	387,440
Technology Officer	2008	240,000	-	173,001	-	-	5,000	418,001

Jerry D. Hall	2010	52,400	-	-	-	-	3,849	56,249
Vice Chairman and	2009	101,973	-	-	-	-	4,979	106,952
Executive Vice President	2008	102,400	-	-	-	-	5,000	107,400

1)

Reflects restricted stock grants made on September 10, 2007, September 10, 2008 and September 10, 2009 under the Company’s Restricted Stock Plan. The fair value of the stock awards is determined using the number of shares granted multiplied by the market   value of the underlying stock on the grant date, less the present value of anticipated dividends which will not be paid on those shares during the restriction period.

2)

Reflects amounts paid following the end of the fiscal year based upon achievement of performance goals under the 2007 Executive Bonus plan as to Messrs. Prim, Wormington and Williams and under the 2007 General Manager Bonus Plan as to Mr. Forbis. These   amounts were earned in the fiscal year listed and paid in the following fiscal year.

3)

Reflects matching contributions to the individual’s accounts pursuant to the Company’s 401(k) retirement plan.

Grants of Plan-Based Awards Table

The following table presents information on awards granted to the Named Executives during the fiscal year ended June 30, 2010 under our 2007 Annual Incentive Plan with respect to performance targets set for fiscal 2010 and grants of restricted stock made during fiscal year 2010.

Name	Grant Date	Estimated Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (4)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($) (1)	Target ($) (2)	Maximum ($) (3)	Threshold (#)	Target (#)	Maximum (#)
Jack Prim	9/10/2009	8,840	442,000	884,000	-	-	-	17,327	-	-	392,953
Tony Wormington	9/10/2009	5,570	278,525	557,050	-	-	-	14,277	-	-	323,802
Kevin Williams	9/10/2009	5,022	251,095	502,190	-	-	-	12,870	-	-	291,891
Mark Forbis	9/10/2009	1,500	75,000	112,500	-	-	-	6,247	-	-	141,646
Jerry Hall	-	-	-	-	-	-	-	-	-	-	-

(1)

These amounts represent the lowest levels of payouts available under the plans at the minimum performance level.

(2)

These amounts represent the targeted payouts based upon targeted performance levels.

(3)

These amounts represent the maximum payouts available under the plan.

(4)

Restricted shares granted on September 10, 2009 under the Company’s Restricted Stock Plan.

Additional Information Regarding Summary Compensation and Grants of Plan-Based Awards

Effective in 2008, the annual base salary of Mr. Prim was increased from $500,000 to $520,000, the base salary of Mr. Wormington was increased from $416,000 to $428,500, the base salary of Mr. Williams was increased from $375,000 to $386,300, and the base salary of Mr. Forbis was increased from $240,000 to $250,000. In response to the ongoing economic crisis and its effects on the Company’s business, temporary reductions in compensation of all Company employees were made on June 1, 2009. The reductions were staged by compensation level and ranged from 1.5% at the lowest levels to a 7% reduction applied to the base salaries of Messrs. Prim, Wormington, Williams and Forbis. As a part of these measures, all employees were informed that merit raises were suspended for fiscal 2010. All salaries were restored to May 2009 levels as of March 1, 2010. As a result of these developments, the base salaries of the Named Executives were not increased for fiscal year 2010 and, at the request of the Senior Executives and General Managers of the company (including Mr. Forbis), will not be increased for fiscal year 2011. Reflecting his advisory role in management and at his request, Mr. Hall’s 2010 base salary was reduced to $52,400 and will be fixed at that level in fiscal 2011.

For the year ended June 30, 2010, the Named Executives (other than Mr. Hall) had the opportunity to earn cash incentive bonuses under the Company’s annual incentive cash bonus plan. Mr. Hall was not eligible under any bonus plan due to his senior advisory status. As set forth in greater detail in “Compensation Discussion and Analysis – Annual Incentive Cash Bonuses” above, the performance goals for Messrs. Prim, Wormington and Williams were based on achieving operating income targets established in the Company’s annual budget and upon achieving superior return on average assets in comparison with the Compensation Peer Group. Mr. Forbis’ performance goals included the Company’s achievement of its performance goals as well as achievement of project completion goals and expense containment objectives of his Technical Services Department. The incentive plan set performance targets, thresholds for minimum performance, maximums for superior performance and required that for any bonus to be paid, all minimum thresholds had to be achieved. For the year ended June 30, 2010, actual operating income was 103% of budgeted operating income and superior return on average assets was achieved at the 82nd percentile in comparison with the Compensation Peer Group, yielding a payout at 141.5% of target for Messrs. Prim, Wormington and Williams. Mr. Forbis’ performance goals were also met and exceeded resulting in a payout of 115.7% of his target bonus. Incentive cash bonuses were paid with respect to fiscal year 2010 performance in the following amounts to the Named Executives in August 2010:  Mr. Prim:  $625,430, Mr. Wormington: $394,094, Mr. Williams: $355,253, and Mr. Forbis: $86,856.

A fiscal 2011 incentive cash bonus plan has been established for Messrs. Prim, Wormington, Williams and Forbis that makes cash incentive compensation opportunities available to these executives based on performance goals established for the fiscal year ending June 30, 2011. As in the year ended June 30, 2010, the performance goals for Messrs. Prim, Wormington and Williams are based 70% on achievement of operating income targets established in the Company’s annual budget and 30% upon achieving superior return on average assets in comparison with the Compensation Peer Group (See “Compensation Discussion and Analysis – Annual Incentive Cash Bonuses,” above). The performance goals for Mr. Forbis are based 50% upon the Company achieving its performance goals and 50% upon achieving the project completion and expense containment objectives of his Technical Services Department. Performance targets are set in the plan, as well as thresholds for minimum performance and maximums for superior performance. Thresholds for minimum performance on all performance targets must be met for any incentive award to be paid to a Named Executive. The plan calls for incentive awards to be paid after the Company’s independent public accountants have reported on the financial statements of the Company for the year. Incentive awards are generally not payable to persons whose employment terminates during a year or prior to the award payout, but the Compensation Committee can make exceptions in the case of death, disability or retirement. In the event of a termination of employment due to a change in control of the Company, awards will be paid out at the target levels. The annual incentive award plan establishes the target bonuses expressed as a percentage of base salary for these executives, and the dollar amounts of potential bonuses at threshold, target and maximum are as follows:

Name	Target	Threshold	Target	Maximum
John F. Prim	85%	$104,000	$442,000	$884,000
Tony L. Wormington	65%	$ 55,705	$278,525	$557,050
Kevin D. Williams	65%	$ 50,219	$251,095	$502,190
Mark S. Forbis	30%	$ 15,000	$ 75,000	$150,000

On September 10, 2009, the Company entered into Restricted Stock Agreements with the following Named Executives and granted the following number of restricted shares to each:

Name	2009 Restricted Stock Grants
John F. Prim	17,327 shares
Tony L. Wormington	14,277 shares
Kevin D. Williams	12,870 shares
Mark S. Forbis	6,247 shares

The Restricted Stock Agreements entered into with each of the above Named Executives are identical except for the number of shares. No dividends are payable on the restricted shares until all restrictions lapse. The restrictions on one third of the restricted shares granted to Messrs. Prim, Wormington and Williams will lapse at the end of three years and the remainder will lapse at the end of seven years, but may lapse earlier in three equal units at the end of the third, fourth and fifth years if superior return on assets is achieved over such periods in comparison with the other members of the Company’s Compensation Peer Group. The restrictions on Mr. Forbis’ restricted shares will lapse over five years, with one-ninth lapsing at the end of each of the first three years and one-third lapsing at the end of years four and five.

On September 10, 2010, the Company entered into a Restricted Stock Agreement with Mr. Prim granting him 40,000 shares of restricted stock. All restrictions on these shares will lapse three years from the date of grant. No dividends are payable on the restricted shares until all restrictions lapse.

Also on September 10, 2010, the Company entered into Restricted Stock Unit Agreements with each of the Named Executives (other than Mr. Hall) in the following target and maximum amounts:

Name	2010 RSU Target Grant	2010 RSU Maximum Grant
John F. Prim	40,000 shares	70,000 shares
Tony L. Wormington	17,140 shares	29,995 shares
Kevin D. Williams	15,540 shares	27,038 shares
Mark S. Forbis	7,500 shares	13,125 shares

The Restricted Stock Unit Agreements entered into with each of the above Named Executives are identical except for the number of restricted stock units. All agreements “cliff” settle three years following the grant date based upon the performance of the Company in comparison to the Compensation Peer Group in producing total shareholder return over the three year period. Amounts may be settled in Common Stock of the Company or cash or any combination thereof. Comparative performance in total shareholder return at less than the 25th percentile will result in no settlement. The target award is earned with total shareholder return at approximately the 58th percentile and the maximum amount is earned with performance at the 75th percentile or higher.

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information regarding outstanding stock options and shares of restricted stock held by the Named Executives as of June 30, 2010.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(1)		(#)	($)		(#) (2)	($)	(#)	($)

Jack Prim	50,000	-	-	10.84	4/11/2013	57,055	1,362,473	-	-
	225,000	-	-	27.15	6/18/2011	-	-	-	-
Tony Wormington	50,000	-	-	10.84	4/11/2013	47,168	1,126,372	-	-
Kevin Williams	50,000	-	-	10.84	4/11/2013	42,520	1,015,378	-	-
Mark Forbis	-	-	-	-	-	18,197	434,544	-	-
Jerry Hall	-	-	-	-	-	-	-	-	-

(1) All options are fully vested.

(2) The restrictions on one-third of the restricted shares of Messrs. Prim, Wormington and Williams will lapse three years after the date of each grant and the remainder will lapse at the end of seven years from the grant date, but may lapse earlier if at the end of years three, four and five the Company has achieved average shareholder returns over such periods which are at or in excess of the 65th percentile in comparison with other members of the Compensation Peer Group.   The restrictions on Mr. Forbis’ restricted shares will lapse over five years from each grant date, with one-ninth lapsing at the end of each of the first three years and one-third lapsing at the end of each of years four and five. See “Compensation Discussion and Analysis – Long-Term Incentive Compensation,” above.

Option Exercises and Stock Vested Table

The following table provides information on stock option exercises by the Named Executives and restricted stock that vested during fiscal year 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)

John F. Prim	40,000	258,600	-	-
Tony L. Wormington	40,000	243,608	-	-
Kevin D. Williams	-	-	-	-
Mark S. Forbis	10,000	130,638	1,591	38,200
Jerry D. Hall	-	-	-	-

(1)

Represents difference between exercise price and market value of the Company’s Common Stock on the date of exercise.

(2)

Value of the shares acquired on September 10, 2009, at the closing market price of such shares on September 9, 2009.

Agreements with Executive Officers and Potential Payments upon Termination or Change in Control

The Company has no employment contracts with any of its executive officers.

In August of 2005, the Company entered into Termination Benefits Agreements with each of Messrs. Prim, Wormington and Williams, under which the Company was obligated to pay the executive two times his base salary if terminated within the first 12 months after a change in control or one time his base salary if terminated during the second 12 month period following a change in control.

On September 10, 2007, replacement Termination Benefits Agreements were entered into with each of Messrs. Prim, Wormington and Williams and entered into anew with Mr. Forbis. Under these agreements, change in control is defined as an acquisition of 20% or more of the stock of the Company, termination of service of a majority of the members of the Board of Directors during any two year period for reasons other than death, disability or retirement, approval by the shareholders of liquidation of the Company or sale of 50% or more of its assets, or approval by the shareholders of a merger or consolidation if the Company shareholders own less than 50% of the combined voting power of the resulting corporation. The Termination Benefits Agreements provide a cash payment severance benefit equal to 200% of the executive’s annual salary plus target bonus then in effect, with half payable in 12 monthly installments and half in a lump sum at the end of such 12 months. In addition, all outstanding stock options will fully vest, all restrictions on restricted stock will lapse and the terminated executive will receive a welfare benefit consisting of payments equal to COBRA health insurance premiums and continuation of coverage under the Company’s life insurance, disability, and dental plans for 18 months or until the executive becomes eligible for comparable benefits under a subsequent employer’s arrangements. The termination benefits will be paid upon any termination of the executive during the 90 days prior to and the two years following any change in control unless the termination occurs by reason of the executive’s death, disability, or if the termination is for cause. The termination benefits will also be paid if the executive terminates his employment after a change in control for good reason, such as a material diminution in authority, duties or responsibilities, a forced move, or a material diminution in annual salary. The Termination Benefits Agreements have no set term and will continue until terminated by agreement of both the parties.

The table below reflects the cash severance benefit payments and estimated welfare benefit payments that would be paid under the Termination Benefits agreements as if the triggering events occurred on June 30, 2010, the last day of the last completed fiscal year.  The table also shows the value as of June 30, 2010 of all issued shares of restricted stock with respect to which restrictions would lapse upon a change in control and termination:

Name	Cash Payment Severance Benefit ($)	Welfare Benefit ($)	LTIP Restricted Stock Vesting ($)
John F. Prim	1,924,000	13,726	1,362,473
Tony L. Wormington	1,414,050	13,828	1,126,372
Kevin D. Williams	1,274,790	23,854	1,015,378
Mark S. Forbis	650,000	36,810	434,544

Pursuant to the terms of the Restricted Stock Agreements entered into with Messrs. Prim, Wormington, Williams and Forbis, all restrictions on restricted shares immediately lapse in the event of a change in control of the Company.  Similarly, the Restricted Stock Unit Agreements entered into on September 10, 2010 with these same executives provide that all restricted stock units shall be settled as soon as practicable following a change in control.  For purposes of these Restricted Stock Agreements and Restricted Stock Unit Agreements, the definition of “change in control” as set forth in the Company’s Restricted Stock Plan is virtually the same as set forth the Termination Benefits Agreements discussed above.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of June 30, 2010 with respect to the Company’s equity compensation plans under which our Common Stock is authorized for issuance:

Equity Compensation Plans approved by security holders:	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in the first column of this table)

1995 Non-Qualified Stock Option Plan (Non-employee Directors)	164,167	$21.48	0
1996 Stock Option Plan (Employees)	1,551,322	$17.77	0
2005 Restricted Stock Plan	0	$0.00	2,585,645
2005 Non-Qualified Stock Option Plan (Non-employee Directors)	180,000	$22.97	520,000

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE COMPANY'S RESTRICTED STOCK PLAN

In 2005 the Board of Directors (the "Board") adopted and the Company's stockholders approved the Jack Henry & Associates, Inc. Restricted Stock Plan (the "Plan"). In August 2010 the Board approved certain amendments to the Plan which did not require stockholder approval. The Board has adopted, subject to stockholder approval, certain other amendments to the Plan. These amendments to the Plan will become effective upon the approval by the stockholders of the Company at the Annual Meeting.

The Board of Directors recommends that the stockholders vote "FOR" approval of adoption of the amendments to the Plan. Unless otherwise directed therein, the proxies solicited hereby will be voted for approval of adoption of the amendments to the Plan.

Stockholders are asked to approve the following amendments to the Plan:

•

An amendment to revise the Plan to authorize performance share awards

•

An amendment to revise the Plan to increase the maximum number of shares that can be issued under it to any individual participant in the form of a performance-based award in any single fiscal year from 50,000 shares to 200,000 shares

Stockholder approval of the amendments to the Plan will also constitute approval of the material terms of the performance goals contained in the Plan for purposes of enabling the Company to meet the requirements of Section 162(m) for tax deductibility of amounts paid under the Plan to certain of the Company's executive officers. Section 162(m) of the Internal Revenue Code, which is referred to herein as Section 162(m), places a limit of $1,000,000 on the Company's federal income tax deduction for compensation paid in a taxable year to our Chief Executive Officer and our three other most highly compensated officers (other than the Company's Chief Financial Officer). There is an exception however, that excludes from this limitation certain performance-based compensation. Qualified performance-based compensation is not subject to the deduction limit, and is fully deductible if several conditions are met. One of these conditions is that the Company's stockholders must approve the material terms of the performance goals no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved those terms.

If the Company's stockholders do not approve the foregoing amendments to the Plan, the amendments will not be given effect, and the Plan will continue as in effect prior to the amendment. If the amendments to the Plan are not approved, the Company will not be able to deduct compensation under the Plan that would have otherwise qualified as qualified performance-based compensation under Section 162(m) after 2010.

The principal features of the Plan as proposed to be amended are summarized below. The summary is qualified in its entirety by the full text of the Plan as proposed to be amended and restated, which is set forth as Exhibit A to this Proxy Statement.

General

The Plan is intended to provide the Company with a means to assist it in the recruiting, retaining and rewarding of employees and members of the Board of Directors and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of shares of stock.

Material Terms of the Performance Goals

Under Section 162(m), the material terms of the performance goals under the Plan that must be re-approved by the stockholders are (1) the class of employees eligible to receive compensation upon achievement of performance goals applicable to awards under the Plan, (2) the business criteria on which such performance goals may be based, and (3) the maximum amount that may be paid to any Plan participant subject to Section 162(m) (sometimes referred to herein as a "covered executive") upon achievement of the performance goals applicable to an award under the Plan.

Eligible Class

Awards may be granted to any employee or member of the Board of Directors of the Company or its subsidiaries, including all of our Named Executive Officers listed in the Summary Compensation Table of this proxy statement. As of September 13, 2010, the number of employees was approximately 4,550, and there were 6 non-employee members of the Board of Directors.

Business Criteria

The business criteria that may be used to establish the performance goals under the Plan include: earnings per share of stock; book value per share of stock; net income (before or after taxes); operating income; return on invested capital, assets or equity; cash flow return on investments which equals net cash flows divided by owners' equity; earnings before interest or taxes; gross revenues or revenue growth; market share; expense management; improvements in capital structure; profit margins; stock price; total stockholder return; free cash flow; or working capital.

Maximum Payments

The Board determines the terms and conditions of each award, which are set forth in an award agreement. The Board may, in its sole discretion, determine that certain awards should be subject to such requirements so that they are deductible by the Company under Section 162(m). Such awards shall be considered performance-based awards and the performance measures shall be determined by a committee or subcommittee of the Board consisting of solely independent non-employee directors. In no event shall the total amount of a performance-based award paid to any participant in any fiscal year of the Company exceed 200,000 shares.

Types of Awards

The Plan provides for the grant of awards of restricted stock, restricted stock units ("RSUs"), and performance shares to employees and members of the Board of Directors of the Company.

Restricted Stock

Restricted stock is shares of the Company's Common Stock which are subject to restrictions and a risk of forfeiture. Shares of restricted stock may be registered in the name of the participant, but held by the Company or an escrow agent designated by the Company until the restrictions on the award lapse. The Board may, in its sole  discretion, award all or any rights of  a stockholder with respect to shares underlying an award during the period they remain subject to restrictions, including, without limitation, the right to vote the shares and receive dividends. Restrictions lapse in accordance with a schedule or other conditions as determined by the Board.

Restricted Stock Units or RSUs

RSUs are rights to receive shares of the Company's Common Stock, their cash equivalent, or a combination thereof, upon satisfaction of conditions specified in the award agreement, which may be time-based or performance-based. A Plan participant who receives RSUs does not have any rights as a stockholder with respect to shares underlying the RSUs until shares of the Company's Common Stock are issued in connection with settlement of the award.

Performance Shares

Performance Shares are awards of units denominated in shares of the Company's Common Stock, the number of units which may be adjusted over a performance period based upon either the satisfaction of time-based or performance-based conditions specified in the award agreement. Upon settlement of a performance share, a participant is entitled to receive one or more shares of the Company's Common Stock, their cash equivalent, or a combination thereof. A Plan participant does not have any rights as a stockholder with respect to shares underlying the performance shares until shares of the Company's Common Stock are issued in connection with settlement of the award.

Shares Subject to the Plan

The aggregate maximum number of shares that may be issued pursuant to awards under the Plan is 3,000,000 shares of the Company's Common Stock and this maximum number has not been changed in this amendment and restatement of the Plan. As of September 13, 2010, 2,224,163 shares of the Company's Common Stock remained available for issuance under the Plan. The shares issued under the Plan may be from authorized but unissued shares or from previously issued shares that have been reacquired by the Company. In the event an award shall expire or terminate for any reason, the shares subject to the award shall again be available for purposes of the Plan.

As of September 13, 2010, the closing price of the Company's Common Stock on the Nasdaq Stock Market was $25.19 per share.

Administration

The Plan is administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to a committee of the Board (or subcommittee thereof) appointed by the Board.

Adjustments

In the event of changes in the capitalization of the Company by reason of a stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares of stock and the like (each an "Adjustment Event"), the aggregate number of shares available under the Plan will be appropriately adjusted by the Board such that the Adjustment Event does not adversely affect the rights of participants under the Plan.

Effective Date, Amendment, and Termination

The Board may terminate the Plan or make modifications to the Plan as it deems advisable; provided however, that without further approval by the stockholders of the Company, the Board may not: (i) increase the maximum number of shares as to which  awards may be granted under the Plan; (ii) increase the maximum amount which can be paid under a performance-based award; (iii) change the specified performance objectives for payment of performance-based awards; (iv) modify the requirements as to eligibility for participation in performance-based awards; or  (v) make other amendments or modifications which  require stockholder  approval  under applicable law, regulation, or stock exchange rule. No termination or amendment to the Plan may, without the consent of an affected participant, have a material adverse effect on the rights of such participant under such award. The original effective date of the Plan was November 1, 2005 and the effective date of this proposal, if approved, would be November 9, 2010. No awards may be granted under the Plan after November 1, 2015, but awards made before that date may continue to be exercisable and/or to vest after that date, and will otherwise be governed by the terms of the Plan.

Federal Income Tax Consequences

The following summary is based on U.S. federal income tax laws in effect as of the date hereof. The summary does not constitute tax advice and does not address possible state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

Generally, no taxes are due when an award of restricted stock is made, but the award becomes taxable when it vests or becomes transferable, unless the recipient elects, under Internal Revenue Code Section 83(b) within 30 days of receiving the grant, to be taxed in the year the restricted stock is granted. Income tax is paid on the value of the stock at ordinary rates when the award vests or becomes transferable (or, if a Section 83(b) election is made, at the time of grant), and then at long- or short-term capital gains rates when the shares are sold. The Company is entitled to a deduction (subject to the limitations of Section 162(m)) at the time and in the amount the recipient recognizes income.

Generally, no taxes are due when an award of RSUs or performance shares is made, but the award becomes taxable when it vests and the underlying shares are issued. In addition, we are entitled to a deduction (subject to the limitations of Section 162(m)) at the time and in the amount the recipient recognizes income. A recipient may not make a Section 83(b) election for RSUs or performance shares. Rules relating to the timing of payment of deferred compensation under Code Section 409A may be under certain circumstances applicable to RSUs and performance shares, and any violation of Code Section 409A could trigger interest and penalties applicable to the recipient.

Awards that are considered to be deferred compensation and that comply with the rules under Code Section 409A with regard to the timing and acceleration of payment and the timing of elections to defer compensation are not taxed until the award is paid or distributed. In addition, we are entitled to a deduction (subject to the limitations of Section 162(m)) at the time and in the amount the recipient recognizes income. Any violation of Code Section 409A could trigger a 20% penalty tax to be paid by the grantee plus interest and other penalties applicable to the grantee.

To qualify for the deduction provided by Section 162(m), restricted stock, RSUs, and performance share awards must be granted under the Plan by a committee consisting solely of two or more "Non-Employee Directors" (as defined under Section 162(m) regulations) and satisfy the Plan's limit on the total number of shares that may be awarded to any one participant during any year. In addition, for awards to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance measures. The Board may weigh long-term strategic objectives against tax efficiency and award non-deductible compensation when it deems such grants to be in the Company's best interest.

New Plan Benefits

Future benefits under the Plan are not currently determinable. Whether future awards will be made will depend on Board action, and the value of any future equity awards will ultimately depend on the future price of the Company's Common Stock, among other factors, and will be subject to such vesting conditions as the Board determines from time to time.

Vote Required

The affirmative vote of the holders of a majority of the shares of the  Company's Common Stock  present in person  or represented  by proxy and entitled to vote at the annual meeting, a quorum being present, is necessary for  the approval of the adoption of the Plan. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote has the same effect as a vote "AGAINST" the matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE JACK HENRY & ASSOCIATES, INC. RESTRICTED STOCK PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE APPROVAL OF THE ADOPTION OF AMENDMENTS TO THE PLAN UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A VOTE OF "AGAINST" OR "ABSTAIN".

PROPOSAL 3

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, an independent registered public accounting firm, performed an audit of our consolidated financial statements for the fiscal year ended June 30, 2010 and the effectiveness of our internal control over financial reporting as of June 30, 2010. The Audit Committee has selected Deloitte & Touche, LLP to serve as our independent registered public accounting firm for the current fiscal year, and the committee is presenting this selection to shareholders for ratification. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

If prior to the Annual Meeting Deloitte & Touche LLP declines to act as our independent registered public accountant or the Audit Committee decides not to use Deloitte & Touche LLP as our independent registered public accountant, the Audit Committee will appoint another independent registered public accounting firm. The Audit Committee will present any new independent registered public accounting firm for the shareholders to ratify at the Annual Meeting. If the shareholders do not ratify the engagement of Deloitte & Touche LLP at the Annual Meeting, then the Audit Committee will reconsider its selection of Deloitte & Touche LLP.

To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011, a majority of the shares present and entitled to vote must vote to approve. For purposes of determining the vote regarding this proposal, abstentions will have the same impact as a no vote. Unless you specify otherwise in your proxy, the persons you have appointed will vote your shares “For” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Deloitte & Touche for the audit of the Company’s annual consolidated financial statements for the fiscal years ended June 30, 2010 and 2009 and reviews of the financial statements included in the Company’s Forms 10-Q for those fiscal years, the audit of the Company’s assessment and effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, and fees for other services rendered during those periods.

	2010	2009
Audit Fees	$ 549,668	$ 574,000
Audit-Related Fees (1)	553,532	775,048
Tax Fees (2)	378,112	10,000
All Other Fees	26,184	0
Total Fees	$ 1,507,496	$ 1,359,048

(1)

 Audit-related fees for 2010 and 2009 included audits of one employee benefit plan, audits performed in accordance with SAS 70 and review of other SEC filings. SAS 70 reviews are conducted to evaluate the effectiveness of operational controls in various regulated business operations of the Company, including our data processing service bureaus.

(2)

 Tax fees for 2010 included general tax compliance and consulting, as well as additional fees related to a comprehensive analysis of the Company’s Domestic Production Activities Deduction (IRC Section 199)  Tax fees for 2009 consisted of fees related to on-going analysis relating to uncertain tax positions.

In making its decision to continue to retain Deloitte & Touche as the Company’s independent registered public accounting firm for the next fiscal year, the Audit Committee has considered the above information to ensure that the provision of non-audit services will not negatively impact the maintenance of the firm’s independence.

The Audit Committee has in its Charter expressed its policy governing the engagement of the Company’s independent registered public accounting firm for audit and non-audit services. Under the terms of the Charter, the Audit Committee is required to pre-approve all audit, audit related and non-audit services performed by the Company’s independent registered public accounting firm. All non-audit services for 2010 were pre-approved by the Audit Committee.

At the beginning of each fiscal year, the Audit Committee reviews with management and the independent registered public accounting firm the types of services that are likely to be required throughout the year. Those services are comprised of four categories:  audit services, audit-related services, tax services and all other permissible services. The independent registered public accounting firm provides documentation for each proposed specific service to be provided. At that time, the Audit Committee pre-approves a list of specific services that may be provided within each of these categories, and sets fee limits for each specific service or project. Management is then authorized to engage the independent registered public accounting firm to perform the pre-approved services as needed throughout the year, subject to providing the Audit Committee with regular updates. The Audit Committee reviews all billings submitted by the independent registered public accounting firm on a regular basis to ensure that their services do not exceed pre-defined limits. The Audit Committee or its Chairman reviews and approves in advance, on a case-by-case basis, all other projects, services and fees to be performed by or paid to the independent registered public accounting firm. The Audit Committee also approves in advance any fees for pre-approved services that exceed the pre-established limits, as described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM. PROXIES  RECEIVED BY  THE BOARD OF DIRECTORS WILL  BE VOTED FOR  THE RATIFICATION UNLESS  STOCKHOLDERS SPECIFY  IN THEIR  PROXY A  VOTE OF  "AGAINST"  OR "ABSTAIN".

STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals for inclusion in the proxy statement and form of proxy for the 2011 Annual Meeting of Stockholders must submit their proposals to the Company’s Secretary on or before June 3, 2011. A stockholder who wishes to present a proposal at the 2011 Annual Meeting, but who does not request inclusion in the proxy statement, must submit the proposal to the Company’s Secretary by August 11, 2011. The Company’s bylaws specify requirements for the content of the notice that stockholders must provide.

COST OF SOLICITATION AND PROXIES

Proxy solicitation is being made by mail, although it may also be made by telephone, telegraph, or in person by officers, directors and employees of the Company not specifically engaged or compensated for that purpose. The Company will bear the entire cost of the Annual Meeting, including the cost of preparing, assembling, printing, and mailing the Proxy Statement, the Proxy and any additional materials furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians for forwarding to the beneficial owners of shares held of record by them and, upon their request, such persons will be reimbursed for their reasonable expenses incurred in completing the mailing to such beneficial owners.

FINANCIAL STATEMENTS

Consolidated financial statements of the Company are contained in the 2010 Annual Report which accompanies this Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no matters that are expected to be presented for consideration at the 2010 Annual Meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon in accordance with their best judgment.

By Order of the Board of Directors

/s/ Michael E. Henry

Michael E. Henry

Chairman of the Board

Monett, Missouri

October 1, 2010

A copy of the Company’s Annual Report is included herewith. The Company will furnish without charge a copy of its Annual Report on Form 10-K as filed with the Securities and Exchange Commission upon written request directed to Kevin D. Williams, Chief Financial Officer, Jack Henry & Associates, Inc., 663 Highway 60, Post Office Box 807, Monett, Missouri, 65708. The Form 10-K is also available at our investor relations website, www.jackhenry.com/ir/.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 9, 2010:

The Proxy Statement and the 2010 Annual Report are available at www.edocumentview.com/JKHY.

Exhibit A

JACK HENRY & ASSOCIATES, INC.

RESTRICTED STOCK PLAN

(As amended and restated, effective November 9, 2010)

1)

Purpose of the Plan. The Jack Henry & Associates, Inc. Restricted Stock Plan ("Plan") is intended to provide Jack Henry & Associates, Inc. (the "Corporation") with a means to assist in the recruiting, retaining and rewarding of employees and members of the Board of Directors and to motivate such individuals to exert their best efforts on behalf of the Corporation by providing incentives through the granting of shares of stock.

2)

Definitions. The following terms shall have the following meanings:

a)

 "Act"

means the Securities Exchange Act of 1934, as amended, or any successor thereto.

b)

 "Award" means any grant of Restricted Stock, Restricted Stock Units or Performance Shares under the Plan.

c)

 "Award Agreement" means an agreement entered into between the Corporation and a Participant, as such agreement may be amended from time to time, setting forth the terms and provisions applicable to any Award.

d)

 "Board" means the Board of Directors of the Corporation.

e)

 "Change in Control" means

i)

the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d)  or 14(d) of the Act (excluding, for this purpose, the Corporation or its subsidiaries or any employee benefit plan or related trust of  the Corporation or its subsidiaries), of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Act, of 20% or more of the combined voting power  of the  Corporation's then-outstanding voting securities entitled to vote generally in the election of directors in any transaction or series of transactions;

ii)

when individuals who, as of the date hereof, constituting the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved in advance by a vote of at least a majority of the directors then comprising the Incumbent Board excluding members of its Incumbent Board who are no longer serving as directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act, or an individual approved by the Incumbent Board as result of an agreement intended to avoid or settle an actual or threatened contest) shall be, for purposes of this section, considered as though such person were a member of  the Incumbent Board;

iii)

 consummation of a reorganization, merger or consolidation, in each case following such reorganization, merger or consolidation: (a) persons who were the shareholders of the Corporation immediately  prior to such reorganization, merger  or  consolidation immediately thereafter own 50% or less of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or (b) less than a majority of members of the board or other governing body of such reorganized, merged or consolidated corporation were members of the Incumbent Board at the time of the execution of the initial agreement or the approval of the transaction by the Board; or

iv)

 approval by shareholders of a liquidation or dissolution of the Corporation (and the Corporation shall commence such liquidation or dissolution), or consummation of the sale of all or substantially all of the assets of the Corporation (in one transaction or a series of transactions).

f)

"Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

g)

"Common Stock" means common stock of the Corporation, par value $0.01.

h)

"Director" means an individual actively serving as a member of the Board.

i)

"Family Member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which the foregoing persons have more than 50% of the beneficial interests, a foundation in which the Participant or the foregoing persons control the management of assets and any other entity in which the Participant or the foregoing persons own more than 50% of the voting interests.

j)

"Incapacitated" means a mental or physical illness that entitles the Participant to receive benefits under a long-term disability plan of the Corporation, or if there is no such plan or the Participant is not covered by such a plan or the Participant is not an employee of the Corporation, a mental or physical illness that renders the Participant totally and permanently incapable of performing the Participant's duties for the Corporation. With respect to an Award that is or becomes subject to Section 409A of the Code and for which the Participant's incapacity is an applicable payment event, the Participant shall not be determined to be Incapacitated unless the Participant is "disabled" as defined in Code Section 409A(a)(2)(C). Notwithstanding the foregoing, Incapacity shall not qualify under this Plan if it is the result of (i) a willfully self-inflected injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Incapacity for purposes of this Plan shall be made by a physician satisfactory to the Board and shall not be construed to be an admission of incapacity for any other purpose.

k)

"Participant" means an employee or a Director of the Corporation or its subsidiaries, who is selected by the Board to receive an Award.

l)

"Performance Share" means an Award of units denominated in shares of Common Stock, the number of units which may be adjusted over a performance period based upon the satisfaction of one or more performance goals. Upon settlement of a Performance Share, a Participant is entitled to receive one or more shares of Common Stock, their cash equivalent, or combination thereof.

m)

 "Permitted Transferee" means any Family Member of a Participant or a trust maintained exclusively for the benefit of, or a partnership all of the interests in which are held by, one or more of the Participant and his or her Family Members.

n)

"Restricted Stock" means one or more shares of Common Stock granted under the Plan that are subject to those restrictions set forth therein and the Award Agreement.

o)

"Restricted Stock Units" or "RSUs" means an Award granted under this Plan evidencing a Participant's right to receive shares   of Common Stock at some future date and that is subject to those restrictions set forth therein and the Award Agreement.

3)

Stock Subject to the Plan. Subject to the adjustments described in Section 8, 3,000,000 shares of Common Stock are authorized for Awards under the Plan. Such shares may come from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock that have been reacquired by the Corporation. In the event any Award shall expire or terminate for any reason, the shares subject to the Award shall again be available for the purposes of the Plan. Subject to the adjustments described in Section 8, with respect to all Awards that may be granted to all Participants in any fiscal year of the Corporation, the number of shares of Common Stock that may be granted as Restricted Stock, Performance Shares (to the extent eligible to be settled in shares of Common Stock) or that may be the subject of RSUs (to the extent eligible to be settled in shares of Common Stock) shall not exceed 500,000 shares.

4)

Administration of the Plan. The Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or  subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee (or subcommittee). The interpretation and construction by the Board of any provision of the Plan or of any agreement, notification or document evidencing the grant of an Award and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document shall be conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

5)

Eligibility. Awards may be granted to any employee or Director of the Corporation or its subsidiaries pursuant to the sole discretion of the Board in accordance with Section 4.

6)

 Awards; Vesting.

a)

Awards. Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board and set forth in an Award Agreement duly executed on behalf of the Corporation and accepted by the Participant.

b)

Performance-Based Awards. The Board may, in its sole and absolute discretion, determine that certain Awards should be subject to such requirements so that they are deductible by the Corporation under Code Section 162(m). If the Board so determines, such Awards shall be considered performance-based awards subject to the terms of this Section 6.b., as provided in the Award Agreement. A performance-based Award shall be granted by the Board in a manner to satisfy the requirements of Code Section 162(m) and the regulations thereunder. The performance measures to be used for purposes of a performance-based Award shall be determined by a committee or subcommittee of the Board, consisting solely of outside directors (as defined in Treasury Regulations Section 1.162-27(e) (3), in its sole and absolute discretion, no later than 90 days after the commencement of the period of service to which such performance criteria relates or, if earlier, the date on which 25% of such period of service elapses. Performance objectives need not be the same with respect to all performance-based Awards granted under the Plan. Each of the performance criteria is to be specifically defined in advance by the committee or subcommittee and may include or exclude specified items of an unusual or non-recurring nature. The criteria upon which the committee or subcommittee shall establish performance objectives shall include but not be limited to: earnings per share of stock; book value per share of stock; net income (before or after taxes); operating income; return on invested capital, assets or equity; cash flow return on investments which equals net cash flows divided by owners' equity; earnings before interest or taxes; gross revenues or revenue growth; market share; expense management; improvements in capital structure; profit margins; stock price; total stockholder return; free cash flow; or working capital. Performance-based Awards shall be forfeited if the applicable performance objective(s) are not achieved or if the Plan is not approved by the shareholders of the Corporation as described in Section 14. Such committee or subcommittee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify in writing and ascertain the amount of the applicable performance-based Award. The committee or subcommittee shall have the discretion to adjust performance-based awards downward. Unless the shareholders of the Corporation shall have first approved thereof, no amendment of the Plan shall be effective which would increase the maximum amount which can be paid under a performance-based Award, which would change the specified performance objectives for payment of performance-based Awards, or which would modify the requirements as to eligibility for participation in performance-based Awards under the Plan. In no event shall the total amount of a performance-based Award paid to any Participant in any fiscal year of the Corporation exceed 200,000 shares of Common Stock.

c)

Vesting. Any Performance Shares, shares of Restricted Stock and any RSUs awarded under the Plan shall be nontransferable by the Participant during the period described in the Award Agreement. Any shares of Restricted Stock shall be subject to the risk of forfeiture described in the Award Agreement and any Performance Shares or RSUs shall be settled at the time and under the conditions described in the Award Agreement. With respect to Restricted Stock, prior to the time shares become transferable, the shares of Restricted Stock shall bear a legend indicating their nontransferability. Unless otherwise provided in the Award Agreement, if the Participant ceases to be a Director or terminates employment with Corporation prior to the time a restriction lapses for Restricted Stock, the time an RSU or Performance Share has been settled, and/or if the performance criteria specified in the Award Agreement are not achieved, if applicable, the Participant shall forfeit any shares of Restricted Stock or any Performance Shares or RSUs which are still subject to the restrictions at the time of termination of such employment or service, or expiration of the performance period. When an Award is granted, the Participant shall become vested in such shares or the RSUs or Performance Shares shall be settled in accordance with the terms of the Award Agreement, which, except as otherwise provided in Section 6) b) with respect to performance-based Awards, shall generally provide for a graded vesting schedule. However, the Board may at any time accelerate the vesting schedule, in its sole discretion. Additionally, unless otherwise provided in the Award Agreement (i) in the event of a Change in Control or death or Incapacity of the Participant all previously granted shares of Restricted Stock not yet free of the restrictions described herein shall become immediately free of such restrictions, and (ii) in the event of a Change in Control, all previously granted   Performance Shares and RSUs not yet settled in accordance with the conditions described herein shall immediately be settled.

d)

Timing of Awards. An Award shall be deemed to be made on the date on which the Board, by formal action of its members duly recorded in the records thereof, makes an award of shares of Restricted Stock, Restricted Stock Units or Performance Shares to a Participant, provided that such Award is evidenced by an Award Agreement in the manner set forth in 6) a) above within a reasonable time after the date of the Board action. Notwithstanding the foregoing, the Board may, in the records of its formal action, designate a future date on which an Award shall be made.

e)

 Conditions of Awards.

i)

Restricted Stock. Restricted Stock may be granted in the form of shares of Common Stock registered in the name of the Participant but held by the Corporation or an escrow agent designated by the Corporation until the restrictions on the Award lapse, subject to forfeiture, as provided in the applicable Award Agreement. The Board, in the applicable Award Agreement, may, in its sole discretion, award all or any rights of a shareholder with respect to the shares of Restricted Stock during the period that they remain subject to restrictions, including without limitation, the right to vote the shares and receive dividends.

ii)

 RSUs.

(1)

 The Corporation shall establish an account ("RSU Account") on its books for each Participant who receives a grant of Restricted Stock Units. RSUs shall be credited to the Participant's RSU Account as of the grant date of such RSUs. RSU Accounts shall be maintained for recordkeeping purposes only, and the Corporation shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Corporation.

(2)

 Except as otherwise provided in an Award Agreement, if and whenever dividends are paid or distributions are made with respect to shares of Common Stock underlying RSUs, no dividend equivalents shall be credited to the RSU Account, and a Participant shall have no rights as a shareholder until actual shares of Common Stock are issued in connection with the settlement of the RSUs.

(3)

 Except as otherwise provided in an Award Agreement, the "settlement date" for one or more RSUs credited to a Participant's RSU Account and that otherwise have not been forfeited shall be the earlier of (i) when the conditions applicable to an Award of RSUs have been satisfied, or (ii) as soon as administratively practical following a Change in Control.

(4)

 The Corporation shall settle an RSU Account by (i) delivering to the Participant (or his or her beneficiary) the applicable number of whole shares of Common Stock, based upon the relevant level of vesting or goal achievement, (ii) making a cash payment to the Participant (or his or her beneficiary) equal to the fair market value of the applicable number of whole shares of Common Stock that would be deliverable if the RSUs were being settled in shares under clause (i) of this paragraph, or (iii) delivering a combination of shares pursuant to clause (i) of this paragraph and making a cash payment pursuant to clause (ii) of this paragraph. Any fractional RSU remaining in the RSU Account and otherwise eligible to be settled on the settlement date shall be distributed in cash in an amount equal to the fair market value of a share of Common Stock as of the settlement date multiplied by the remaining fractional portion of the RSU eligible to be settled. The Corporation may withhold from any payment under this Section either shares of Common Stock or cash having a value equal to or less than the minimum amount necessary for the Corporation to satisfy its tax withholding obligations arising from the settlement of the RSUs.

iii)

 Performance Shares.

(1)

 The Corporation shall establish an account ("Performance Share Account") on its books for each Participant who receives a grant of Performance Shares. Performance Shares shall be credited to the Participant's Performance Share Account as of the grant date of such Performance Shares. Performance Share Accounts shall be maintained for recordkeeping purposes only and the Corporation shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Performance Share Accounts. The obligation to make distributions of securities or other amounts credited to Performance Share Accounts shall be an unfunded, unsecured obligation of the Corporation.

(2)

 Except as otherwise provided in an Award Agreement, if and whenever dividends are paid or distributions are made with respect to shares of Common Stock underlying Performance Shares, no dividend equivalents shall be credited to Performance Share Accounts on all Performance Shares credited thereto, and a Participant shall have no rights as a shareholder until actual shares of Common Stock are issued in connection with the settlement of the Performance Shares.

(3)

 Except as otherwise provided in an Award Agreement, the "settlement date" for one or more Performance Shares credited to a Participant's Performance Share Account and that otherwise have not been forfeited shall be the earlier of (i) when conditions applicable to an Award of Performance Shares have been satisfied, or (ii) as soon as administratively practical following a Change in Control.

(4)

 Each Performance Share shall initially be deemed to be the equivalent of one share of Common Stock; provided, however, that certain levels of achievement may result in settlement of less than one, or more than one, share of Common Stock (or its cash equivalent) for each Performance Shares. The Corporation shall settle a Performance Share Account by (i) delivering to the Participant (or his or her beneficiary) a number of shares of Common Stock equal to the whole number of shares of Common Stock eligible to be paid upon settlement of the Performance Shares, (ii) making a cash payment equal to the fair market value of the shares of Common Stock that would be payable if the Performance Share Account were settled solely in shares of Common Stock or (iii) delivering a combination of shares pursuant to clause (i) of this paragraph and making a cash payment pursuant to clause (ii) of this paragraph. Only whole shares of Common Stock may be settled in connection with the settlement of Performance Shares and the value of any fractional share (determined based on the fair market value of a share of Common Stock as of the settlement date) shall be paid in cash. The Corporation may withhold from any payment under this Section either shares of Common Stock or cash having a value equal to or less than the minimum amount necessary for the Corporation to satisfy its tax withholding obligations arising from the settlement of the Performance Shares.

f)

Requirements for Issuance. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agency having jurisdiction over the Corporation, the Common Stock or the Awards, or by any stock exchange or securities quotation system upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of pursuant to the grant of an Award, the Corporation may require the Participant to take any reasonable action to meet such requirements. To the extent that any Award is or becomes subject to Code Section 409A, the Participant is a "specified employee" under Code Section 409A, and payment or settlement of the Award is being made on account of the Participant's "separation from service" (within the meaning of Code section 409A), no payment or settlement shall be made until the first day after six-months following such separation from service, as required for the avoidance of penalties and/or additional income taxes under Code section 409A.

7)

Nontransferability of Award. Except as otherwise provided in this Section 7, Awards may not be transferred by a Participant other than by will or the laws of descent and distribution. Any attempted transfer, assignment, pledge, hypothecation or other disposition except as herein provided, including, without limitation, any disposition,  attachment, divorce, trustee process or similar process, whether legal or equitable shall be null and void and without effect. Notwithstanding anything herein to the contrary, to the extent provided in the Award Agreement, an Award may be transferred by the Participant, without consideration and subject to the provisions of this Plan (including, but not limited to, the vesting and forfeiture provisions of Section 6.c.), to a Permitted Transferee of such Participant.

8)

Adjustments. Notwithstanding any other provisions of the Plan, in the event of changes in the capitalization of the Corporation by reason of a recapitalization, merger, consolidation, split-up, stock split, combination or exchange of shares of stock and the like (each, an "Adjustment Event"), (i) the aggregate number of shares of Common Stock available under the Plan will be appropriately adjusted by the Board such that the Adjustment Event does not adversely affect the rights of the Participants under the Plan, whose determination shall be conclusive and (ii) as necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Board shall appropriately and equitably substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan upon settlement of any outstanding RSUs or Performance Shares and other value determinations applicable to outstanding Awards; provided, in each case, that the number of shares of common stock subject to any Award denominated in shares of Common Stock shall always be a whole number.

9)

Amendment and Termination; Term. The Board may at any time terminate the Plan or make such modifications to the
Plan as the Board shall deem advisable; provided, however, that the Board may not, without further approval by the shareholders of the Corporation, increase the maximum number of shares as to which Awards may be granted under the Plan (except under the anti-dilution provisions of Section 8), increase the maximum amount which can be paid under a  performance-based Award, change the  specified performance objectives for payment of performance-based Awards, modify the requirements as to eligibility for participation in performance-based Awards, or make any other amendments or modifications which require shareholder approval under applicable law, regulation or stock exchange rule. Unless otherwise terminated earlier by the Board, the Plan shall terminate on the date which is 10 years after the date the Plan is adopted by the Board or, if earlier, approved by the shareholders of the Corporation. No termination or amendment to the Plan may, without the consent of the affected Participant, have a material adverse effect on the rights of such Participant under such Award.

10)

No Continued Right to Employment. Nothing in the Plan or in any Award granted pursuant to the Plan shall be considered or construed as creating a contract of employment for any specified period of time or shall confer on any individual any right to continue in the employment or service of the Corporation or interfere in any way with the right of the Corporation to terminate his or her employment at any time.

11)

Withholding. The Corporation at the time any payment is made under the Plan is authorized to withhold from such payment any amount necessary to satisfy income tax withholding requirements in respect of such payment; and for this purpose, may withhold the necessary number of shares to satisfy such requirement. Alternatively, if the participant shall pay to the Corporation such cash amount as may be necessary to satisfy such withholding requirements, he or she shall be entitled to receive delivery of all shares due hereunder.

12)

Non-Waiver of Rights. The Corporation's failure to enforce at any time any of the provisions of this Plan or any Award Agreement or to require at any time performance by the Participant of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Plan, any Award Agreement, or any part hereof, or the right of the Corporation thereafter to enforce each and every provision in accordance with the terms of the Plan and any Award Agreement.

13)

Severability. Any  word,  phrase, clause, sentence  or  other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Plan and any Award Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.

14)

Effectiveness of the Plan. The Plan shall become effective after both its adoption by the Board and the further approval of the Plan by the shareholders of the Corporation given within 12 months of the date the Plan is adopted by the Board at a regular meeting of the shareholders or at a special meeting duly called and held for such purposes.

15)

Choice of Law. The Plan shall be governed by and construed according to the laws of the State of Delaware, without regard to the principles of conflicts of law which might otherwise apply.

16)

Successors. All obligations of the Corporation under this Plan shall be binding on any successor to the Corporation whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

*****************

[PROXY CARD]

Jack Henry &
Associates, Inc.
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on November 9, 2010.

[] Vote by Internet
* Log on to the Internet and go to
www.envisionreports.com/JKHY
* Follow the steps outlined on the secured website.

[] Vote by telephone
* Call toll free 1-800-652-VOTE (8683) within the USA,
US territories & Canada any time on a touch tone
telephone. There is NO CHARGE to you for the call.
* Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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[A]  Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2, 3 and 4.
1. Election of Directors:	For Withold		For Withold		For Withold

01 - J. Hall	☐ ☐	02 - M. Henry	☐ ☐	03 - J. Ellis	☐ ☐

04 - C. Curry	☐ ☐	05 - W. Brown	☐ ☐	06 - M. Flanigan	☐ ☐

07 - M. Shepard	☐ ☐	08 - J. Prim	☐ ☐

2.	To approve certain amendments to the Company's Restricted Stock Plan.	For Against Abstain ☐ ☐ ☐

3.	To ratify the selection of the Company's independent registered public accounting firm.	For Against Abstain ☐ ☐ ☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

[B]  Non-Voting Items

Change of Address - Please print new address below

[C]  Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Please sign exactly as name appears below.   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Jack Henry &
Associates, Inc.

Proxy - Jack Henry & Associates, Inc.

This proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John F. Prim and Kevin D. Williams as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Jack Henry & Associates, Inc. held of record by the undersigned on September 20, 2010, at the annual meeting of shareholders to be held on November 9, 2010 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.